PACIFIC SELECT         PROSPECTUS MAY 1, 2001
VARIABLE ANNUITY
                       Pacific Select Variable Annuity is an individual flexible premium deferred variable accumulation deferred annuity contract issued by Pacific Life
                       Insurance Company.

This Contract is       This Prospectus provides information you should know
not available in       before buying a Contract. It's accompanied by a current
all states. This       Prospectus for the Pacific Select Fund, the Fund that
Prospectus is not      provides the underlying Portfolios for the Variable
an offer in any        Investment Options offered under the Contract. The
state or               Variable Investment Options are funded by the Pacific
jurisdiction where     Select Variable Annuity Separate Account of Pacific
we're not legally      Life. Please read both Prospectuses carefully, and keep
permitted to offer     them for future reference.
the Contract.          Here's a list of all of the Investment Options
                       available under your Contract:
The Contract is
described in detail    VARIABLE INVESTMENT OPTIONS
in this Prospectus
and its Statement      Blue Chip                Growth LT
of Additional
Information (SAI).     Aggressive Growth        Focused 30
The Pacific Select
Fund is described      Aggressive Equity        Mid-Cap Value
in its prospectus
and its SAI. No one    Emerging Markets         International Value
has the right to
describe the           Diversified Research     Capital Opportunities
Contract or the
Pacific Select Fund    Small-Cap Equity         Mid-Cap Growth
any differently
than they have been    International Large-Cap  Global Growth
described in these
documents.             Equity                   Equity Index

                       I-Net TollkeeperSM       Small-Cap Index
You should be aware
that the Securities    Financial Services       REIT
and Exchange
Commission (SEC)       Health Sciences          Inflation Managed
has not reviewed                                 (formerly called Government
the Contract and       Technology                Securities)
does not guarantee
that the               Telecommunications       Managed Bond
information in this
Prospectus is          Multi-Strategy           Money Market
accurate or
complete. It's a       Equity Income            High Yield Bond
criminal offense to
say otherwise.         Strategic Value          Large-Cap Value

This Contract is       FIXED OPTION
not a deposit or
obligation of, or      Fixed
guaranteed or
endorsed by, any       You'll find more information about the Contract and the
bank. It's not         Pacific Select Variable Annuity Separate Account in the
federally insured      SAI dated May 1, 2001. The SAI has been filed with the
by the Federal         SEC and is considered to be part of this Prospectus
Deposit Insurance      because it's incorporated by reference. You'll find a
Corporation, the       table of contents for the SAI on page 42 of this
Federal Reserve        Prospectus. You can get a copy of the SAI without
Board, or any other    charge by calling or writing to Pacific Life. You can
government agency.     also visit the SEC's website at www.sec.gov, which
Investment in a        contains the SAI, material incorporated into this
Contract involves      Prospectus by reference, and other information about
risk, including        registrants that file electronically with the SEC.
possible loss of
principal.

YOUR GUIDE TO THIS PROSPECTUS


An Overview of Pacific Select Variable Annuity                 3  Interest                                                      26
----------------------------------------------------------------  Bail Out Provision                                            26
Your Investment Options                                        9  Death Benefit                                                 26
----------------------------------------------------------------  Contract Charges                                              26
Pacific Life, the Separate Account, and the                       Transfers and Withdrawals                                     26
 Investment Adviser                                           11  Payments from the Fixed Account                               27
Pacific Life Insurance Company                                11  ----------------------------------------------------------------
Separate Account                                              11  More about the Contract                                       27
The Investment Adviser                                        11  Ownership                                                     27
Financial Highlights                                          12  Designation and Change of Beneficiary                         28
----------------------------------------------------------------  Payments from the Separate Account                            28
The Contract                                                  13  Proof of Age and Survival                                     28
General                                                       13  Loans                                                         28
Application for a Contract                                    13  Restriction on Withdrawals from 403(b) Programs               30
Investments                                                   13  Restrictions Under the Texas Optional Retirement
Allocation of Investments                                     14   Program                                                      30
Automatic Transfer Options                                    14  ----------------------------------------------------------------
Dollar Cost Averaging Option                                  14  Federal Tax Status                                            31
Portfolio Rebalancing Option                                  15  Introduction                                                  31
Transfers of Accumulated Value                                15  Tax Status of Pacific Life and the Separate Account           31
Accumulated Value                                             15  Taxation of Annuities in General--Non-Qualified Plans         32
Determination of Accumulated Value                            15  Additional Considerations                                     33
Full and Partial Withdrawals                                  16  Qualified Plans                                               34
Preauthorized Scheduled Withdrawals                           17  Taxes on Pacific Life                                         36
Free Look Right                                               17  ----------------------------------------------------------------
Death Benefit                                                 18  Additional Information                                        36
Death of Owner                                                18  Voting Rights                                                 36
----------------------------------------------------------------  Substitution of Investments                                   37
Charges and Deductions                                        20  Replacement of Life Insurance or Annuities                    37
Contingent Deferred Sales Charge                              20  Changes to Comply with Law and Amendments                     38
Mortality and Expense Risk Charge                             21  Reports to Owners                                             38
Administrative Charge                                         21  Inquiries and Submitting Forms and Requests                   38
Maintenance Fee                                               22  Telephone and Electronic Transactions                         39
Transfer Fee                                                  22  Electronic Delivery Authorization                             39
Premium Tax and Other Taxes                                   22  Performance Information                                       40
Variations in Charges                                         22  Financial Statements                                          40
Guarantee of Certain Charges                                  23  ----------------------------------------------------------------
Fund Expenses                                                 23  Terms Used in This Prospectus                                 41
----------------------------------------------------------------  ----------------------------------------------------------------
Annuity Period                                                23  Contents of the Statement of Additional Information           42
General                                                       23  ----------------------------------------------------------------
Annuity Options                                               24  Appendix                                                      43
Selection of an Option                                        25  ----------------------------------------------------------------
The Fixed Account                                             25  Where to Go for More Information                      Back Cover

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                        This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                        Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                        In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity contract, unless we state otherwise.

                       --------------------------------------------------------
Pacific Select          Pacific Select Variable Annuity is an annuity contract
Variable Annuity        between you and Pacific Life Insurance Company.
Basics
                        This Contract is designed for long-term financial
An annuity contract     planning. It allows you to invest money on a tax-
may be appropriate      deferred basis for retirement or other goals, and to
if you're looking       receive income in a variety of ways, including a
for retirement          series of income payments for life or for a specified
income or you want      period of years.
to meet other long-
term financial          Non-Qualified and Qualified Contracts are available.
objectives.             You buy a Non-Qualified Contract with "after-tax"
                        dollars. You buy a Qualified Contract under a
This Contract may       qualified retirement or pension plan, or an individual
not be the right one    retirement annuity or account (IRA), or form thereof.
for you if you need
to withdraw money       Pacific Select Variable Annuity is a variable annuity,
for short-term          which means that the value of your Contract fluctuates
needs, because          depending on the performance of the Investment Options
withdrawal charges      you choose. The Contract allows you to choose how
and tax penalties       often you make Investments ("Premium Payments") and
for early withdrawal    how much you add each time.
may apply.
                        Your Right to Cancel ("Free Look")
You should consider     During the Free Look period, you have the right to
the Contract's          cancel your Contract and return it to us or to your
investment and          registered representative for a refund. The amount
income benefits, as     refunded may be more or less than the premium payments
well as its costs.      you've made, depending on the state where you signed
                        your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                      ---------------------------------------------------------
The Accumulation       The accumulation phase begins on your Contract Date and
Phase                  continues until your Annuity Start Date. We call the
                       accumulation phase the Accumulation Period. During the
The Investment         accumulation phase, you can put money in your Contract
Options you choose     by making Investments, and choose Investment Options in
and how they           which to allocate them. You can also take money out of
perform will           your Contract by making a withdrawal.
affect the value
of your Contract       Investments ("Premium Payments")
during the             Your initial Investments must be at least $5,000 for a
accumulation           Non-Qualified Contract and at least $2,000 for a
phase.                 Qualified Contract. Additional Investments must be at
                       least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments
                       "Premium Payments."

                       Investment Options
You can ask your       You can choose from 31 of the Variable Investment
registered             Options (also called Subaccounts), each of which
representative to      invests in a corresponding Portfolio of the Pacific
help you choose        Select Fund. We're the investment adviser for the
the right              Pacific Select Fund. We oversee the management of all
Investment Options     the Fund's Portfolios and manage two of the Portfolios
for your goals and     directly. We've retained other managers to manage the
risk tolerance.        other Portfolios. The value of each Portfolio will
                       fluctuate with the value of the investments it holds,
You'll find more       and returns are not guaranteed.
about the
Investment Options     You can also choose the Fixed Account Option that earns
starting on page       a guaranteed rate of interest of at least 4% annually.
9.
                       We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the Accumulation Period depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

                       Transferring among Investment Options
You'll find more       You can transfer among Investment Options any time
about transfers        until your Annuity Start Date without paying any
and transfer           current income tax, subject to certain limitations. As
limitations            of May 1, 2001 and continuing through December 31,
starting on page       2001, you may not make more than 15 transfers; and
15.                    beginning January 1, 2002, and each calendar year
                       thereafter, transfers are limited to 25 for each calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging or portfolio rebalancing programs. Some restrictions apply to transfers to and from the Fixed Account.

                       Withdrawals
You'll find more       You can make full and partial withdrawals to supplement
about withdrawals      your income or for other purposes. You can withdraw a
starting on page       certain amount each year without paying a withdrawal
26.                    charge, but you may pay a withdrawal charge if you
                       withdraw premium payments that are less than six years old. Some restrictions apply to making withdrawals from the Fixed Account.

                       In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender
You'll find more       your Contract and receive a single payment or you can
about annuitization    annuitize your Contract and receive a series of income
starting on page       payments. We call the income phase the Annuity Period.
23.
                       You can choose to receive fixed annuity payments for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments.
                       We'll make the income payments to your designated payee.

                      ---------------------------------------------------------
The Death Benefit      The Contract provides a death benefit upon the first
                       death of an Owner or the death of the last surviving
You'll find more       Annuitant, which ever occurs first, during the
about the death        Accumulation Period. Death benefit proceeds are payable
benefit starting on    when we receive proof of death and payment
page 26.               instructions. To whom we pay a death benefit, and how
                       we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                       This section of the overview explains the fees and expenses associated with your Pacific Select Variable Annuity Contract.

                       . Contract Expenses are expenses that we deduct from
For information          your Contract. These expenses are fixed under the
about how Separate       terms of your Contract. Premium taxes or other taxes
Account and Fund         may also apply to your Contract. We generally charge
expenses affect          premium taxes when you annuitize your Contract, but
accumulation             there may be other times when we charge them to your
units, see               Contract instead. Please see your Contract for
Financial                details.
Highlights on page
12.                    . Separate Account Annual Expenses are expenses that we
                         deduct from the assets of each Variable Investment
                         Option. They are guaranteed not to increase under the terms of your Contract.

                       . Pacific Select Fund Annual Expenses affect you
                         indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                      ---------------------------------------------------------
Contract Expenses

                   Sales charge on premium payments...............      none
                      Maximum Withdrawal Charge, as a percentage
                       of premium payments........................     6%/1/
                      Transfer Fee  (currently waived)............ $10.00/2/
                      Administrative Charge, as an annual
                       percentage of Accumulated Value............  0.15%/3/
                      Maintenance Fee (per year)
                        Premiums received during the first
                        Contract Year of less than $50,000........    $30/4/
                        Premiums received during the first
                        Contract Year of $50,000 or more..........   none/4/

                      ---------------------------------------------------------
Separate Account
Annual Expenses

                   Mortality and expense risk charge (as a percentage
                    of each Variable Account's average daily net
                    assets)..........................................  1.25%/5/

                       /1/ The withdrawal charge may not apply or may be
                           reduced under certain circumstances. See THE
                           CONTRACT--Full and Partial Withdrawals, and CHARGES AND DEDUCTIONS.
                       /2/ In the future, we may charge a fee of up to $10 for
                           any transfer over 12 that you make in a Contract Year. See THE CONTRACT--Transfers of Accumulated Value.
                       /3/ This charge is deducted monthly. The monthly rate
                           is calculated by dividing the annual rate by 12. The Administrative Charge is equal to 0.12% annually for Contracts issued from applications we received before May 1, 1992. If the initial premium payment for any of these Contracts was $50,000 or more, the charge is reduced to 0.06% on an annual basis. In the future, we may increase the charge on these Contracts to 0.15% on an annual basis.
                       /4/ We deduct the Maintenance Fee on each Contract
                           Anniversary up to your Annuity Start Date and when you make a full withdrawal or annuitize your Contract. The fee does not apply if the premium payments we receive for your Contract in the first Contract Year are $50,000 or more. See CHARGES AND DEDUCTIONS.
                       /5/ This is an annual rate. The daily rate is
                           calculated by dividing the annual rate by 365.

                      ---------------------------------------------------------
                       The Pacific Select Fund pays advisory fees and other
Pacific Select Fund    expenses. These are deducted from the assets of the
Annual Expenses        Fund's Portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your
You'll find more       Contract. If you choose a Variable Investment Option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce Portfolio returns.
starting on page
9, and in the          Advisory Fee
Fund's prospectus,     Pacific Life is the investment adviser to the Fund. The
which accompanies      Fund pays an advisory fee to us for these services. The
this Prospectus.       table below shows the advisory fee as an annual
                       percentage of each Portfolio's average daily net assets.

                       Other Expenses
                       The table also shows the advisory fee and Fund expenses as an annual percentage of each portfolio's average daily net assets, based on for the year 2000 unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 we contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In 2000, we reimbursed approximately $13,202 to the I-Net Tollkeeper Portfolio, $36,311 to the Strategic Value Portfolio, $34,134 to the Focused 30 Portfolio and $27,505 to the Small-Cap Index Portfolio.

                   ----------------------------------------------------------------------------------
                                                                              Less
                                          Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio              fee      expenses amounts+ expenses reimbursement expenses
                   ----------------------------------------------------------------------------------
                                                  As an annual % of average daily net assets
                   Blue Chip/1/           0.95     0.06     --       1.01      --           1.01
                   Aggressive
                    Growth/1/             1.00     0.06     --       1.06      --           1.06
                   Aggressive
                    Equity/2/             0.80     0.04     0.02     0.86      --           0.86
                   Emerging
                    Markets/2/            1.10     0.21     --       1.31      --           1.31
                   Diversified
                    Research/2/           0.90     0.08     0.01     0.99      --           0.99
                   Small-Cap
                    Equity/2/             0.65     0.05     --       0.70      --           0.70
                   International
                    Large-Cap             1.05     0.12     --       1.17      --           1.17
                   Equity                 0.65     0.04     --       0.69      --           0.69
                   I-Net
                    Tollkeeper/2/         1.50     0.13     --       1.63     (0.02)        1.61
                   Financial
                    Services/1/           1.10     0.15     --       1.25     (0.05)        1.20
                   Health Sciences/1/
                                          1.10     0.11     --       1.21     (0.01)        1.20
                   Technology/1/          1.10     0.08     --       1.18      --           1.18
                   Telecommunications/1/  1.10     0.08     --       1.18      --           1.18
                   Multi-Strategy         0.65     0.04     --       0.69      --           0.69
                   Equity Income/2/       0.65     0.04     0.01     0.70      --           0.70
                   Strategic Value        0.95     0.49     --       1.44     (0.39)        1.05
                   Growth LT              0.75     0.04     --       0.79      --           0.79
                   Focused 30             0.95     0.42     --       1.37     (0.32)        1.05
                   Mid-Cap Value/2/       0.85     0.03     0.10     0.98      --           0.98
                   International
                    Value                 0.85     0.11     --       0.96      --           0.96
                   Capital
                    Opportunities/1/      0.80     0.06     --       0.86      --           0.86
                   Mid-Cap Growth/1/      0.90     0.06     --       0.96      --           0.96
                   Global Growth/1/       1.10     0.19     --       1.29      --           1.29
                   Equity Index           0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index/2/
                                          0.50     0.13     --       0.63     (0.02)        0.61
                   REIT                   1.10     0.04     --       1.14      --           1.14
                   Inflation
                    Managed/2/            0.60     0.05     --       0.65      --           0.65
                   Managed Bond/2/        0.60     0.05     --       0.65      --           0.65
                   Money Market           0.34     0.04     --       0.38      --           0.38
                   High Yield Bond/2/
                                          0.60     0.05     --       0.65      --           0.65
                   Large-Cap Value/2/
                                          0.85     0.05     0.05     0.95      --           0.95
                       ------------------------------------------------------------------------------

                       /1/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 2000 because the Portfolios started after December 31, 2000.
                       /2/ Total adjusted net expenses for these Portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio, 1.30% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.88% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Inflation Managed Portfolio, 0.64% for Managed Bond Portfolio, 0.64% for High Yield Bond Portfolio, and 0.90% for Large-Cap Value Portfolio.
                       + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a Portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

     AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                      ---------------------------------------------------------
Examples The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you surrendered your Contract and withdrew the Contract Value; annuitized your Contract; or did not annuitize or surrender, but left the money in your Contract.

                       These examples assume the following:

                       . The Contract value starts at $45,000

                       . The Investment Options have an annual return of 5%

                       . The annual Maintenance Fee is deducted on a prorata
                         basis

                       . our current program to reimburse to Pacific Select
                         Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

                       These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                   ---------------------------------------------------------------------------------------
                                                                                      Contract not
                                                                                      Surrendered or
                                                                                      Annuitized and
                                            Contract Surrendered Contract Annuitized  Remains in Force at
                                            at End of Time       at End of Time       End of Time
                                            Period ($)           Period* ($)          Period ($)
                   ---------------------------------------------------------------------------------------
                   Variable Account         1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                   ---------------------------------------------------------------------------------------
                   Blue Chip                79   122  159   280  79   77   132   280  25   77   132   280
                   ---------------------------------------------------------------------------------------
                   Aggressive Growth        80   124  161   285  80   79   134   285  26   79   134   285
                   ---------------------------------------------------------------------------------------
                   Aggressive Equity        77   117  150   263  77   72   123   263  23   72   123   263
                   ---------------------------------------------------------------------------------------
                   Emerging Markets         82   131  173   308  82   86   146   308  28   86   146   308
                   ---------------------------------------------------------------------------------------
                   Diversified Research     79   121  157   277  79   76   130   277  25   76   130   277
                   ---------------------------------------------------------------------------------------
                   Small-Cap Equity         76   112  142   248  76   67   115   248  22   67   115   248
                   ---------------------------------------------------------------------------------------
                   International Large-Cap  81   127  167   296  81   82   140   296  27   82   140   296
                   ---------------------------------------------------------------------------------------
                   Equity                   76   112  142   248  76   67   115   248  22   67   115   248
                   ---------------------------------------------------------------------------------------
                   I-Net Tollkeeper         85   140  188   337  85   95   161   337  31   95   161   337
                   ---------------------------------------------------------------------------------------
                   Financial Services       81   128  168   299  81   83   141   299  27   83   141   299
                   ---------------------------------------------------------------------------------------
                   Health Sciences          81   128  168   299  81   83   141   299  27   83   141   299
                   ---------------------------------------------------------------------------------------
                   Technology               81   127  167   297  81   82   140   297  27   82   140   297
                   ---------------------------------------------------------------------------------------
                   Telecommunications       81   127  167   297  81   82   140   297  27   82   140   297
                   ---------------------------------------------------------------------------------------
                   Multi-Strategy           76   112  142   248  76   67   115   248  22   67   115   248
                   ---------------------------------------------------------------------------------------
                   Equity Income            76   112  142   248  76   67   115   248  22   67   115   248
                   ---------------------------------------------------------------------------------------
                   Strategic Value          79   123  161   284  79   78   134   284  25   78   134   284
                   ---------------------------------------------------------------------------------------
                   Growth LT                77   115  148   258  77   70   121   258  23   70   121   258
                   ---------------------------------------------------------------------------------------
                   Focused 30               79   123  161   284  79   78   134   284  25   78   134   284
                   ---------------------------------------------------------------------------------------
                   Mid-Cap Value            78   118  152   267  78   73   125   267  24   73   125   267
                   ---------------------------------------------------------------------------------------
                   International Value      79   121  156   275  79   76   129   275  25   76   129   275
                   ---------------------------------------------------------------------------------------
                   Capital Opportunities    78   118  151   265  78   73   124   265  24   73   124   265
                   ---------------------------------------------------------------------------------------
                   Mid-Cap Growth           79   121  156   275  79   76   129   275  25   76   129   275
                   ---------------------------------------------------------------------------------------
                   Global Growth            82   130  172   307  82   85   145   307  28   85   145   307
                   ---------------------------------------------------------------------------------------
                   Equity Index             72   100  122   206  72   55   95    206  18   55   95    206
                   ---------------------------------------------------------------------------------------
                   Small-Cap Index          75   110  138   238  75   65   111   238  21   65   111   238
                   ---------------------------------------------------------------------------------------
                   REIT                     80   126  165   293  80   81   138   293  26   81   138   293
                   ---------------------------------------------------------------------------------------
                   Inflation Managed
                    (formerly called
                    Government Securities)  75   110  139   240  75   65   112   240  21   65   112   240
                   ---------------------------------------------------------------------------------------
                   Managed Bond             75   111  140   242  75   66   113   242  21   66   113   242
                   ---------------------------------------------------------------------------------------
                   Money Market             73   103  127   215  73   58   100   215  19   58   100   215
                   ---------------------------------------------------------------------------------------
                   High Yield Bond          75   111  140   242  75   66   113   242  21   66   113   242
                   ---------------------------------------------------------------------------------------
                   Large-Cap Value          78   119  153   269  78   74   126   269  24   74   126   269
                   ---------------------------------------------------------------------------------------

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PORTFOLIO                INVESTMENT GOAL              THE PORTFOLIO'S                     PORTFOLIO
                                                      MAIN INVESTMENTS                    MANAGER

Blue Chip                Long-term growth of          Equity securities of "blue chip"    A I M Capital
                         capital. Current income is   companies--typically large          Management, Inc.
                         of secondary importance.     companies that are well established
                                                      in their respective industries.


Aggressive Growth        Long-term growth of          Equity securities of small- and     A I M Capital
                         capital.                     medium-sized growth companies.      Management, Inc.



Aggressive Equity        Capital appreciation.        Equity securities of small          Alliance Capital
                                                      emerging-growth companies and       Management L.P.
                                                      medium-sized companies.



Emerging Markets         Long-term growth of          Equity securities of companies that Alliance Capital
                         capital.                     are located in countries generally  Management L.P.
                                                      regarded as "emerging market"
                                                      countries.


Diversified Research     Long-term growth of          Equity securities of U.S. companies Capital Guardian
                         capital.                     and securities whose principal      Trust Company
                                                      markets are in the U.S.



Small-Cap Equity         Long-term growth of          Equity securities of smaller and    Capital Guardian
                         capital.                     medium-sized companies.             Trust Company




International Large-Cap  Long-term growth of          Equity securities of non-U.S.       Capital Guardian
                         capital.                     companies and securities whose      Trust Company
                                                      principal markets are outside
                                                      of the U.S.



Equity                   Capital appreciation.        Equity securities of large U.S.     Goldman Sachs
                         Current income is of         growth-oriented companies.          Asset Management
                         secondary importance.



I-Net Tollkeeper         Long-term growth of          Equity securities of companies      Goldman Sachs
                         capital.                     which use, support, or relate       Asset Management
                                                      directly or indirectly to use of
                                                      the Internet. Such companies
                                                      include those in the media,
                                                      telecommunications, and technology
                                                      sectors.

Financial Services       Long-term growth of          Equity securities in the financial  INVESCO
                         capital.                     services sector. Such companies     Funds Group, Inc.
                                                      include banks, insurance companies,
                                                      brokerage firms and other finance-
                                                      related firms.


Health Sciences          Long-term growth of          Equity securities in the health     INVESCO
                         capital.                     sciences sector. Such companies     Funds Group, Inc.
                                                      include medical equipment or
                                                      supplies, pharmaceuticals, health
                                                      care facilities and other health
                                                      sciences-related firms.


Technology               Long-term growth of          Equity securities in the technology INVESCO
                         capital.                     sector. Such companies include      Funds Group, Inc.
                                                      biotechnology, communications,
                                                      computers, electronics, Internet
                                                      telecommunications, networking,
                                                      robotics, video and other
                                                      technology-related firms.

Telecommunications       Long-term growth of          Equity securities in the            INVESCO
                         capital. Current income is   telecommunications sector. Such as  Funds Group, Inc.
                         of secondary importance.     companies that offer telephone
                                                      service, wireless communications,
                                                      satellite communications,
                                                      television and movie programming,
                                                      broadcasting and Internet access.

Multi-Strategy           High total return.           A mix of equity and fixed income    J.P. Morgan
                                                      securities.                         Investment
                                                                                          Management Inc.



Equity Income            Long-term growth of capital  Equity securities of large and      J.P. Morgan
                         and income.                  medium-sized dividend-paying U.S.   Investment
                                                      companies.                          Management Inc.



Strategic Value          Long-term growth of          Equity securities with the          Janus Capital
                         capital.                     potential for long-term growth of   Corporation
                                                      capital.

PORTFOLIO               INVESTMENT GOAL              THE PORTFOLIO'S                     PORTFOLIO
                                                     MAIN INVESTMENTS                    MANAGER

Growth LT               Long-term growth of capital  Equity securities of a large        Janus Capital
                        consistent with the          number of companies of any size.    Corporation
                        preservation of capital.


Focused 30              Long-term growth of          Equity securities selected for      Janus Capital
                        capital.                     their growth potential.             Corporation



Mid-Cap Value           Capital appreciation.        Equity securities of medium-sized   Lazard Asset
                                                     U.S. companies believed to be       Management
                                                     undervalued.



International Value     Long-term capital            Equity securities of companies of   Lazard Asset
                        appreciation primarily       any size located in developed       Management
                        through investment in        countries outside of the U.S.
                        equity securities of
                        corporations domiciled in
                        countries other than the
                        U.S.

Capital Opportunities   Long-term growth of          Equity securities with the          MFS Investment
                        capital.                     potential for long-term growth of   Management
                                                     capital.



Mid-Cap Growth          Long-term growth of          Equity securities of medium-sized   MFS Investment
                        capital.                     companies believed to have above-   Management
                                                     average growth potential.



Global Growth           Long-term growth of          Equity securities of any size       MFS Investment
                        capital.                     located within and outside of the   Management
                                                     U.S.



Equity Index            Investment results that      Equity securities of companies      Mercury Advisors
                        correspond to the total      that are included in the Standard
                        return of common stocks      & Poor's 500 Composite Stock Price
                        publicly traded in the U.S.  Index.



Small-Cap Index         Investment results that      Equity securities of companies      Mercury Advisors
                        correspond to the total      that are included in the Russell
                        return of an index of small  2000 Small Stock Index.
                        capitalization companies.


REIT                    Current income and long-     Equity securities of U.S. and non-  Morgan Stanley
                        term capital appreciation.   U.S. companies principally engaged  Asset Management
                                                     in the U.S. real estate industry.



Inflation Managed       Maximize total return        Inflation-indexed bonds of varying  Pacific
 (formerly called       consistent with prudent      maturities issued by the U.S. and   Investment
 Government Securities) investment management.       non U.S. governments, their         Management
                                                     agencies and government sponsored   Company
                                                     enterprises, and corporations,
                                                     forward contracts and derivative
                                                     instruments relating to such
                                                     securities.

Managed Bond            Maximize total return        Medium and high-quality fixed       Pacific
                        consistent with prudent      income securities with varying      Investment
                        investment management.       terms to maturity.                  Management
                                                                                         Company


Money Market            Current income consistent    Highest quality money market        Pacific Life
                        with preservation of         instruments believed to have
                        capital.                     limited credit risk.



High Yield Bond         High level of current        Fixed income securities with lower  Pacific Life
                        income.                      and medium-quality credit ratings
                                                     and intermediate to long terms to
                                                     maturity.



Large-Cap Value         Long-term growth of          Equity securities of large U.S.     Salomon Brothers
                        capital. Current income is   companies.                          Asset Management
                        of secondary importance.                                         Inc

                      PACIFIC LIFE, THE SEPARATE ACCOUNT,
                           AND THE INVESTMENT ADVISER

Pacific Life Insurance Company

  Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2000, we had over $124.7 billion of individual life insurance in force and total admitted assets of approximately $51.7 billion. We are ranked the 14th largest life insurance carrier in the U.S. in terms of 2000 admitted assets.

  The Pacific Life family of companies has total assets and funds under management of $335.9 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

  We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

  We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  The principal underwriter for the Contracts is Pacific Select Distributors, Inc. (PSD). PSD is registered as a broker-dealer with the SEC and is a subsidiary of ours. PSD is located at 700 Newport Center Drive, Newport Beach, California, 92660.

Separate Account

  The Separate Account was established by us on November 30, 1989, under procedures established under California law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that we conduct. We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. We may transfer to our General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of ours. We may invest our own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

  The Separate Account is divided into Variable Accounts. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. We may in the future establish additional Variable Accounts of the Separate Account, which may invest in other Portfolios or in other securities, mutual funds, or investment vehicles.

  The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

  The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of us.

The Investment Adviser

  We are the Investment Adviser to the Fund. We and the Fund have engaged other firms to serve as Portfolio Managers, supervised by us, for 29 of the Portfolios.

                              FINANCIAL HIGHLIGHTS

  The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

  This information in the table for the period ended December 31, 2000, is included in the financial statements of Pacific Select Variable Annuity Separate Account which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2000.

                    SELECTED ACCUMULATION UNIT* INFORMATION

  Selected accumulation unit information as of the year ended December 31st for each period:

                                                              2000          1999          1998       1997       1996
----------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value at Beginning of Period
Aggressive Equity Variable Account.......................       15.41         12.25         10.95      10.69      10.00(a)
Emerging Markets Variable Account........................       10.20          6.73          9.31       9.59      10.00(a)
Diversified Research Variable Account....................       10.00(b)
Small-Cap Equity Variable Account........................       46.31         31.78         31.34      24.36      19.95
International Large-Cap Variable Account.................       10.00(b)
Equity Variable Account..................................       31.79         23.24         18.06      15.47      12.24
I-Net Tollkeeper Variable Account........................       10.00(e)
Multi-Strategy Variable Account..........................       28.64         27.10         23.22      19.65      17.68
Equity Income Variable Account...........................       37.65         33.66         27.45      21.61      18.32
Strategic Value Variable Account.........................       10.00(g)
Growth LT Variable Account...............................       58.95         30.13         19.27      17.59      15.11
Focused 30 Variable Account..............................       10.00(g)
Mid-Cap Value Variable Account...........................       10.40         10.00(i)
International Value Variable Account.....................       20.58         16.96         16.27      15.07      12.52
Equity Index Variable Account............................       42.24         35.47         27.96      21.29      17.62
Small-Cap Index Variable Account.........................       11.79         10.00(i)
REIT Variable Account....................................        9.85         10.00(i)
Inflation Managed Variable Account (formerly called
 Government Securities)..................................       18.01         18.60         17.24      15.94      15.68
Managed Bond Variable Account............................       18.81         19.42         18.00      16.58      16.11
Money Market Variable Account............................       13.77         13.28         12.77      12.29      11.84
High Yield Bond Variable Account.........................       22.99         22.62         22.35      20.68      18.82
Large-Cap Value Variable Account.........................       11.01         10.00(i)
----------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value at End of Period
Aggressive Equity Variable Account.......................       12.01         15.41         12.25      10.95      10.69
Emerging Markets Variable Account........................        6.48         10.20          6.73       9.31       9.59
Diversified Research Variable Account....................       10.89
Small-Cap Equity Variable Account........................       35.48         46.31         31.78      31.34      24.36
International Large-Cap Variable Account.................        7.75
Equity Variable Account..................................       23.50         31.79         23.24      18.06      15.47
I-Net Tollkeeper Variable Account........................        6.73
Multi-Strategy Variable Account..........................       28.50         28.64         27.10      23.22      19.65
Equity Income Variable Account...........................       34.69         37.65         36.66      27.45      21.61
Strategic Value Variable Account.........................        9.75
Growth LT Variable Account...............................       45.59         58.95         30.13      19.27      17.59
Focused 30 Variable Account..............................        8.23
Mid-Cap Value Variable Account...........................       12.83         10.40
International Value Variable Account.....................       18.00         20.58         16.96      16.27      15.07
Equity Index Variable Account............................       37.84         42.24         35.47      27.96      21.29
Small-Cap Index Variable Account.........................       11.23         11.79
REIT Variable Account....................................       12.92          9.85
Inflation Managed Variable Account (formerly called
 Government Securities)..................................       19.89         18.01         18.60      17.24      15.94
Managed Bond Variable Account............................       20.72         18.81         19.42      18.00      16.58
Money Market Variable Account............................       14.44         13.77         13.28      12.77      12.29
High Yield Bond Variable Account.........................       21.86         22.99         22.62      22.35      20.68
Large-Cap Value Variable Account.........................       12.54         11.01
----------------------------------------------------------------------------------------------------------------------------
Outstanding Shares at End of Period
Aggressive Equity Variable Account.......................   9,422,973    11,118,066    10,535,854  8,602,223  3,457,578
Emerging Markets Variable Account........................   8,517,382     9,447,024    10,031,439  8,096,690  3,004,491
Diversified Research Variable Account....................   2,341,252
Small-Cap Equity Variable Account........................   1,871,933       930,230       790,323  1,072,376  1,217,042
International Large-Cap Variable Account.................  11,607,071
Equity Variable Account..................................  11,731,131    12,348,302    12,842,016 11,810,163  7,078,169
I-Net Tollkeeper Variable Account........................   3,002,499
Multi-Strategy Variable Account..........................   7,178,463     8,975,844    10,327,173  8,424,713  5,736,463
Equity Income Variable Account...........................  18,931,253    20,917,655    22,451,064 21,208,366 13,975,807
Strategic Value Variable Account.........................   1,116,642
Growth LT Variable Account...............................  23,385,761    25,077,684    25,453,009 25,269,203 18,364,396
Focused 30 Variable Account..............................   1,355,586
Mid-Cap Value Variable Account...........................   6,398,398     2,807,437
International Value Variable Account.....................  30,546,006    35,706,570    35,347,056 33,155,306 21,638,113
Equity Index Variable Account............................  19,239,348    20,740,677    21,758,653 20,127,373 11,570,124
Small-Cap Index Variable Account.........................   2,460,123     2,309,897
REIT Variable Account....................................   3,056,220     1,722,077
Inflation Managed Variable Account (formerly called
 Government Securities)..................................   8,186,515     8,718,907     6,164,020  5,756,107  4,989,942
Managed Bond Variable Account............................  21,204,577    20,261,803    21,143,468 17,140,870  9,789,438
Money Market Variable Account............................  15,034,961    19,529,634    14,031,831 14,071,168 10,826,212
High Yield Bond Variable Account.........................   7,104,002     9,042,829    10,599,470 10,646,620  7,031,597
Large-Cap Value Variable Account.........................   4,455,808     3,194,845
----------------------------------------------------------------------------------------------------------------------------
                                                             1995         1994         1993     1992    1991       1990
----------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value at Beginning of Period
Aggressive Equity Variable Account.......................
Emerging Markets Variable Account........................
Diversified Research Variable Account....................
Small-Cap Equity Variable Account........................      16.07        18.18        15.10   12.68    9.11      10.00(c)
International Large-Cap Variable Account.................
Equity Variable Account..................................      10.00(d)
I-Net Tollkeeper Variable Account........................
Multi-Strategy Variable Account..........................      14.29        14.69        13.62   13.06   10.63      10.00(f)
Equity Income Variable Account...........................      14.09        14.31        13.38   12.85    9.88      10.00(c)
Strategic Value Variable Account.........................
Growth LT Variable Account...............................      11.19        10.00(h)
Focused 30 Variable Account..............................
Mid-Cap Value Variable Account...........................
International Value Variable Account.....................      11.47        11.27         8.77    9.85    9.02      10.00(c)
Equity Index Variable Account............................      13.03        13.06        12.09   11.44   10.00(j)
Small-Cap Index Variable Account.........................
REIT Variable Account....................................
Inflation Managed Variable Account (formerly called
 Government Securities)..................................      13.37        14.26        13.03   12.27   10.61      10.00(k)
Managed Bond Variable Account............................      13.70        14.51        13.15   12.25   10.56      10.00(l)
Money Market Variable Account............................      11.36        11.08        10.94   10.73   10.27      10.00(m)
High Yield Bond Variable Account.........................      16.03        16.16        13.86   11.82    9.58      10.00(c)
Large-Cap Value Variable Account.........................
----------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value at End of Period
Aggressive Equity Variable Account.......................
Emerging Markets Variable Account........................
Diversified Research Variable Account....................
Small-Cap Equity Variable Account........................      19.95        16.07        18.18   15.10   12.68       9.11
International Large-Cap Variable Account.................
Equity Variable Account..................................      12.24
I-Net Tollkeeper Variable Account........................
Multi-Strategy Variable Account..........................      17.68        14.29        14.69   13.62   13.06      10.63
Equity Income Variable Account...........................      18.32        14.09        14.31   13.38   12.85       9.88
Strategic Value Variable Account.........................
Growth LT Variable Account...............................      15.11        11.19
Focused 30 Variable Account..............................
Mid-Cap Value Variable Account...........................
International Value Variable Account.....................      12.52        11.47        11.27    8.77    9.85       9.02
Equity Index Variable Account............................      17.62        13.03        13.06   12.09   11.44
Small-Cap Index Variable Account.........................
REIT Variable Account....................................
Inflation Managed Variable Account (formerly called
 Government Securities)..................................      15.68        13.37        14.26   13.03   12.27      10.61
Managed Bond Variable Account............................      16.11        13.70        14.51   13.15   12.25      10.56
Money Market Variable Account............................      11.84        11.36        11.08   10.94   10.73      10.27
High Yield Bond Variable Account.........................      18.82        16.03        16.16   13.86   11.82       9.58
Large-Cap Value Variable Account.........................
----------------------------------------------------------------------------------------------------------------------------
Outstanding Shares at End of Period
Aggressive Equity Variable Account.......................
Emerging Markets Variable Account........................
Diversified Research Variable Account....................
Small-Cap Equity Variable Account........................  1,431,985    1,684,966    1,951,727 744,468 232,180     41,227
International Large-Cap Variable Account.................
Equity Variable Account..................................  2,377,743
I-Net Tollkeeper Variable Account........................
Multi-Strategy Variable Account..........................  3,112,558    1,848,366    1,288,197 737,841 276,429      7,594
Equity Income Variable Account...........................  7,116,753    2,165,096    1,337,697 748,646 255,940     30,402
Strategic Value Variable Account.........................
Growth LT Variable Account...............................  9,411,999    3,169,124
Focused 30 Variable Account..............................
Mid-Cap Value Variable Account...........................
International Value Variable Account.....................  9,523,524    3,744,811    1,397,587 442,951 173,609     25,363
Equity Index Variable Account............................  4,142,024      765,184      554,737 291,497 132,256
Small-Cap Index Variable Account.........................
REIT Variable Account....................................
Inflation Managed Variable Account (formerly called
 Government Securities)..................................  3,144,652    1,085,199    1,168,824 668,500 264,937     14,888
Managed Bond Variable Account............................  4,110,672    1,972,516    1,653,806 608,417 159,134      9,725
Money Market Variable Account............................  5,268,194    3,822,842    1,329,477 841,839 596,386    290,145
High Yield Bond Variable Account.........................  3,499,795      915,875      579,127 204,530  28,473      5,555
Large-Cap Value Variable Account.........................
----------------------------------------------------------------------------------------------------------------------------

* Accumulation Unit: unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period.

Date Variable Account
 began operations:     (a) 04/01/96 (b) 01/03/00 (c) 08/16/90 (d) 01/01/95 (e) 05/01/00 (f) 09/25/90 (g) 10/02/00
                       (h) 01/04/94 (i) 01/04/99 (j) 02/11/91 (k) 08/22/90 (l) 09/05/90 (m) 07/24/90

The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth and Global Growth Subaccounts began operations on January 2, 2001 and are not included in the Financial Highlights.

                                  THE CONTRACT

General

  To the extent that all or a portion of Investments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

  The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 or Keogh plans,
(2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408, (4) Section 403(b) Tax-Sheltered Annuities, and
(5) Section 457 plans. Joint Owners are permitted on a Contract issued pursuant to a Non-Qualified Plan.

Application for a Contract

  Any person wishing to purchase a Contract may submit an application and an initial Investment to us, as well as any other form or information that we may require. We reserve the right to reject an application or Investment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination.

  The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant's Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If the sole Contract Owner or sole annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Investments

  The minimum initial Investment for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of Investments, except that the minimum subsequent Investment is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. No minimum initial or subsequent Investment requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum Investment requirements under certain circumstances, such as for group or sponsored arrangements. We also call each Investment you make a Premium Payment.

  Any Investment that results in total Investments paid under a Contract exceeding $1,000,000 will not be accepted without our prior approval. No Investment or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the Investment or transfer, the Accumulated Value in the Fixed Account would be $250,000 or more.

  An initial Investment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the Investment is preceded or accompanied by sufficient information necessary to establish an account and properly credit such Investment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial Investment (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial Investment to the applicant unless the applicant consents to our retaining the Investment until the requested information has been provided.

  Subsequent Investments will be credited as of the end of the Valuation Period in which they are received by us. Investments after the initial Investment may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent Investments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Investments may be paid monthly via electronic funds transfer under the Uni-Check plan where you authorize us to withdraw Investments from your checking account each month. The minimum initial Investment can be met by payment under the Uni-Check plan.

Allocation of Investments

  In an application for a Contract, you select the Investment Options to which Investments will be allocated. During the Free Look period, except as indicated below, Investments will be allocated according to your instructions contained in the application (or more recent instructions received, if any). If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources we will consider them all your initial Investment.

  A Contract Owner may change the Investment allocation instructions by submitting a proper written request to us. Changes in Investment allocation instructions may be made by telephone or, to the extent available, electronically provided an authorization for such requests is on file with us. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests. Changes in the allocation of future Investments have no effect on the existing Accumulated Value. Such Accumulated Value, however, may be transferred among the Investment Options in the manner described in THE CONTRACT--Transfers of Accumulated Value.

Automatic Transfer Options

  We offer two automatic transfer options: Dollar cost averaging and portfolio rebalancing. There is no charge for these options, and transfers under these automatic transfers options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging Option

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  You may request dollar cost averaging by sending a proper written request to us, or by telephone request provided an authorization for telephone requests is on file with us. The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the dollar cost averaging option, the Accumulated Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing Option

  We currently offer an option which allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of the Contract's Accumulated Value allocated to each Variable Investment Option at a pre-set level (e.g., 30% in the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account). Periodically, we will "rebalance" the Contract's Accumulated Value to the percentages specified by you. Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. More detailed information appears in the SAI.

Transfers of Accumulated Value

  During the Accumulation Period and after the Free Look period, you may transfer Accumulated Value among the Variable Accounts upon proper written request to us. Transfers may be made by telephone if an authorization for telephone requests is on file with us. Transfer requests received after 4:00 p.m. Eastern Time, or the close of the New York Stock Exchange, if earlier, will be processed as of the end of the next following Valuation Date. As of May 1, 2001 and continuing through December 31, 2001, you may not make more than 15 transfers; and beginning January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year. Currently there is no minimum amount required for a transfer (except as required under the Dollar Cost Averaging Option), nor any minimum amount required to be remaining in a given Variable Account after a transfer.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account. Transfers from the Fixed Account to the Variable Accounts are restricted as described in THE FIXED ACCOUNT.

  No charges are currently imposed upon transfers. We reserve the right, however, at a future date to charge a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer in any Contract Year. See CHARGES AND DEDUCTIONS--Transfer Fee. We also reserve the right (unless otherwise required by law) to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

Accumulated Value

  The Accumulated Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

  On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Accumulated Value, below. No minimum amount of Accumulated Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Accumulated Value allocated to the Variable Accounts.

Determination of Accumulated Value

  The Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of Investments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner's interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

  The Accumulation Unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by dividing the value of each Variable Account's net assets by the number of Accumulation Units credited to the Variable Account on that date. Determination of the value of the net assets of a Variable Account takes into account the following: (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio,
(3) the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and (4) the mortality and expense risk charge under the Contract.

Full and Partial Withdrawals

  You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract's Accumulated Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

  The proceeds received upon a full withdrawal will be the Contract's Full Withdrawal Value. The Full Withdrawal Value is equal to the Accumulated Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, any applicable contingent deferred sales charge, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Accumulated Value. Each unscheduled partial withdrawal must be for at least $500. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal.

  The amount of a partial withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES AND DEDUCTIONS--Contingent Deferred Sales Charge.

  A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES AND DEDUCTIONS-- Premium Tax and Other Taxes.

  A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under
Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restrictions on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX STATUS.

Preauthorized Scheduled Withdrawals

  We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by sending a properly completed Preauthorized Scheduled Withdrawal Request form to us. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Accumulated Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that you wish each scheduled withdrawal to be effected may also be elected. Scheduled withdrawals may be stopped or modified upon your proper written request received by us at least 10 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

  Each scheduled withdrawal must be at least $100. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract's Full Withdrawal Value to equal zero.

  Each scheduled withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the scheduled withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account.

Free Look Right

  You may return a Contract within the Free Look period, which is usually 10 days after you receive the Contract (20 days in North Dakota and Idaho, and 30 days if you reside in California and are age 60 or older) unless state law requires otherwise.

  Premiums received during the Free Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. The returned Contract will then be deemed void and we will refund any premium payments allocated to the Fixed Account and any Variable Account Accumulated Value as of the end of the Valuation Period in which we receive the Contract plus any Contract Charges and Fees deducted from your Accumulated Value allocated to the Variable Accounts. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to premium payments. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES AND DEDUCTIONS-- Variations in Charges, if you return your Contract during the Free Look period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract Fees and Charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract Fees and Charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

  If you reside in a state that requires us to return premium payments, or your Contract is an IRA, and you exercise the Free Look Right, we will refund any premiums received or, if required by your state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Separate Account or Accumulated Value in the Separate Account plus any Contract Charges and Fees deducted from the Variable Accounts on the Contract Date. In Pennsylvania, we will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Separate Account plus any Contract Charges deducted from the Separate Account on the Contract Date.

  If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.

Death Benefit

  If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant's death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner's estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner's estate.

  The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the fifth Contract Anniversary, the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or (2) the aggregate premium payments received less any reductions caused by previous withdrawals. Unless otherwise required by state insurance authorities, after the fifth Contract Anniversary the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, (2) the aggregate premium payments received less any reductions caused by previous withdrawals, or (3) subject to approval of state insurance authorities, the "Minimum Guaranteed Death Benefit." After the fifth Contract Anniversary up to the tenth Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Accumulated Value on the fifth Contract Anniversary plus any premiums received after the fifth Contract Anniversary and less any reductions caused by previous withdrawals taken after the fifth Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding fifth Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Accumulated Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any premium payments since such fifth Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each fifth Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for premium payments).

  The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options.

Death of Owner

  If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner's death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

  Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner's estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant's Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant's Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

  The death benefit is as stated in the THE FIXED ACCOUNT--Death Benefit section, except that the Owner's Age, as opposed to the Annuitant's, is used in determining the death benefit.

  If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant's Beneficiary, if the Owner is the Annuitant's Beneficiary, the "Death Benefit" will be the Accumulated Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive in proper form the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

  On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner's estate. See FEDERAL TAX STATUS for a discussion of the tax consequences in the event of death.

  The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

                             CHARGES AND DEDUCTIONS

Contingent Deferred Sales Charge

  We do not make any deduction for sales charges from premium payments paid for a Contract before allocating them to your Accumulated Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. No charge will be imposed (1) upon payment of death benefit proceeds under the Contract, (2) upon withdrawals by you to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract, or (3) upon annuitization if your Contract has been in force two years, and if an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least five years. Subject to approval of state insurance authorities, after the first Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence satisfactory to us, and certain other conditions specified in the Contract.

Free Withdrawals

  During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "Eligible Premium Payments". Eligible Premium Payments include 10% of all Premium Payments that have an "age" of less than six years, plus 100% of all Premium Payments that have an "age" of six years or more. Once all Premium Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Premium Payments plus all Earnings even if all Purchase Payments have not been deemed withdrawn.

  Example: You make an initial Premium Payment of $10,000 in Contract Year 1, and make additional Premium Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Premium Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Premium Payments of $17,000) free of any withdrawal charge.

How the Charge is Determined

  The amount of the charge depends on how long each Premium Payment was held under your Contract. Each Premium Payment you make is considered to have a certain "age," depending on the length of time since that Premium Payment was effective. A Premium Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Premium Payment will have an "age of two," and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Premium Payment you withdraw determines the level of withdrawal charge as follows:

                                                Withdrawal
                                               Charge (as a
                                                percentage
             "Age" of Premium                  of the amount
                 in Years                       withdrawn)
             ----------------                  -------------
                   1                                6%
                   2                                6%
                   3                                5%
                   4                                4%
                   5                                3%
                   6                                0%

  For purposes of the charge, a withdrawal will be attributed to Premium Payments in the order they were received by us, then earnings, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which premium payments were allocated. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge. In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 6% of the premiums paid under a Contract. The withdrawal charge will be assessed against the Variable Accounts and Fixed Account in the same proportion as the withdrawal proceeds are allocated. (See the Appendix for examples of the operation of the withdrawal charge.)

  We pay sales commissions to broker-dealers and other expenses associated with promotion and sales of the Contracts. The withdrawal charge is designed to reimburse us for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks. Broker-dealers may receive aggregate commissions up to 6.5% of aggregate premium payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract Accumulated Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Accumulated Value considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

Mortality and Expense Risk Charge

  We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

  The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

  We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

  We deduct a monthly administrative charge equal to .0125% multiplied by a Contract's Accumulated Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract's Accumulated Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to .01% (.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to .005% (.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

Maintenance Fee

  During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. Upon annuitization or a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which premium payments received in the first Contract Year equal $50,000 or more, or if you annuitize or make a full withdrawal on other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account.

Transfer Fee

  No transfer fee is currently imposed. We reserve the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in a Contract year. The transfer fee will be deducted from the remaining balances in the Variable Accounts and Fixed Account from which the transfer is made. If the remaining balances are insufficient to pay the transfer fee, the fee will be deducted from the transferred Accumulated Values. Transfers under the dollar cost averaging option are counted toward your total transfers in a Contract Year.

Premium Tax and Other Taxes

  Various states and municipalities impose a tax on premiums ("premium tax") on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant's state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that it incurs on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX STATUS--Tax Status of Pacific Life and the Separate Account.

Variations in Charges

  We may agree to reduce or waive the withdrawal charge, administrative charges, or the maintenance fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

  In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the premium payments. We may also agree to waive minimum Premium Payment requirements for Eligible Persons.

  We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

  If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under THE CONTRACT--Free Look Right.

  For certain trusts, we may change the order in which withdrawals are applied to premium payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

  We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner's Accumulated Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Fund Expenses

  Each Variable Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Fund. Each Portfolio's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Contract. The advisory fees and other expenses are more fully described in the Fund's prospectus and its SAI.

                                 ANNUITY PERIOD

General

  You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant's 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant's 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date unless the terms of a Qualified Plan require otherwise. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner's reaching Age 59 1/2.

  On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Accumulated Value in the Investment Options (which excludes Accumulated Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes, any prorated portion of maintenance fee due, and any applicable withdrawal charge. However, no withdrawal charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

  The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. For non-qualified Contracts and Contracts used in connection with a Qualified Plan under Section 408 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1 or, if a non-qualified Contract and Joint Annuitants are named, a joint and 50% last survivor annuity under Option 3. For a Contract used in connection with a Qualified Plan under Section 401 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1, or, for a married Annuitant, a joint and 50% survivor annuity as described in Option 2 below.

  Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, We reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

  You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

  The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

 Option 1--Life Income with Guaranteed Payment of 10 or 20 Years

  Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be ten or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary.

 Option 2--Joint and Survivor

  Periodic annuity payments will be made during the lifetime of the primary Annuitant and, after the death of the primary Annuitant, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 3--Joint and Last Survivor

  Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 4--Fixed Payments for Specified Period

  Periodic annuity payments will be made for a fixed period, which may be from three to thirty years, as elected, with the guarantee that, if, at the death of the Annuitant, payments have been made for less than the selected fixed period, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner's estate.

 Option 5--Fixed Payments of a Specified Amount

  Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner's estate.

Selection of an Option

  You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant's 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your Investments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports our insurance and annuity obligations. The General Account is subject to regulation and supervision by the California Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see THE CONTRACT.

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

Interest

  Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by us. The Accumulated Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may in our discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to the Fixed Account during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

  Accumulated Value that was allocated or transferred to the Fixed Account during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another Contract Year. Therefore, at any given time, various portions of your Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to the Fixed Account. We bear the investment risk for the Accumulated Value allocated to the Fixed Account and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to the Fixed Account.

  For purposes of determining the interest rates to be credited on remaining Accumulated Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken from premiums or transfers in the order in which they were credited to the Fixed Account, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

  The first time that the interest rate paid on any portion of your Accumulated Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Accumulated Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Accumulated Value in the Fixed Account.

Death Benefit

  The death benefit under the Contract will be determined in the same fashion for a Contract that has Accumulated Value in the Fixed Account as for a Contract that has Accumulated Value allocated to the Variable Accounts. See THE CONTRACT--Death Benefit.

Contract Charges

  The contingent deferred sales charge, the administrative charge, the maintenance fee, and premium taxes will be the same for Contract Owners who allocate Investments or transfer Accumulated Value to the Fixed Account as for those who allocate Investments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Accumulated Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers; however, we reserve the right to assess a $10 transfer fee in the future on the thirteenth and any subsequent transfer made during a Contract Year and to impose other limitations on the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. See THE CONTRACT-- Transfer of Accumulated Value.

  However, as of May 1, 2001 and continuing through December 31, 2001, you may not make more than 15 transfers; and beginning January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year.

  For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, and the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation.

Market-timing Restrictions

  The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

  We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

  We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

  You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Accumulated Value to the Variable Accounts. See THE CONTRACT--Full and Partial Withdrawals. In addition, to the same extent as Contract Owners with Accumulated Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 403(b) of the Internal Revenue Code may obtain a loan. See MORE ABOUT THE CONTRACT-- Loans.

Payments from the Fixed Account

  Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

                            MORE ABOUT THE CONTRACT

Ownership

  The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

  Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

  Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. The change will not be binding on us until it is received and recorded. The change will be effective as of the date the notice is properly signed subject to any payments made or other actions taken by us before the properly signed notice is received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

  Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

  We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Accumulated Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

  We may require proof of age or survival of any person on whose life annuity payments depend.

Loans

  An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code (but not
Section 408 or Section 408A) may request a loan, provided that loans are permitted by the Participant's Plan, from us using his or her Accumulated Value as the only security for the loan by submitting a proper written request to us. No other Contract Owners may borrow against the Contract. A loan may be taken by eligible Contract Owners after the first Contract Year while the Annuitant is living and before the Annuity Start Date. The minimum loan that can be taken at any time is $1,000. For Contracts with Accumulated Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is 50% of your Accumulated Value. For Contracts with Accumulated Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made or (2) 50% of your Accumulated Value. Reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

  When an eligible Owner takes a loan, an amount equal to the loan is transferred out of the Owner's Accumulated Value in the Investment Options into an account called the "Loan Account" to secure the loan. Unless otherwise requested by you, loan amounts will be deducted from the Investment Options in the proportion that each bears to the Accumulated Value less Contract Debt. Subject to any necessary approval of state insurance authorities, any payment received by us while a loan is outstanding will be considered a premium payment unless you indicate that it is a loan repayment.

  Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. Subject to state insurance authorities, the loan interest rate will be set at the time loan is made and will be equal to the higher of Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, for the calendar month immediately preceding the calendar quarter in which the loan is effective, or 5%. The loan interest rate charged on any outstanding loan balance will be determined at the time the loan is taken.

  In the event that the Moody's Corporate Bond Yield Average-Monthly Average Corporates is no longer published, we will use a substantially similar average as established by regulation within the state in which the Contract is delivered. We will credit interest monthly on amounts held in the Loan Account to secure the loan at a rate equal to the loan interest rate charged minus 1.75%. Interest on a loan is accrued daily.

  Loans must be repaid within five years (30 years if you certify to us that the loan is to be used to acquire a principal residence for the Annuitant) and before the Annuity Start Date. Loan repayments must be made quarterly. Loans not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time before the Annuity Start Date. Subject to any necessary approval of state insurance authorities, repayments of loan principal plus accrued interest will be due quarterly on the date corresponding to your quarterly loan anniversary, beginning with the first such date following the effective date of the loan.

  If the repayment is not made when due, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty
(60) days from the date on which the loan was declared in default (the "grace period") to make the required payment. If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from the Accumulated Value, if amounts under the Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be withdrawn when such values become eligible (a "Deemed Distribution"). In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, may be subject to federal tax withholding and may be subject to the federal early withdrawal penalty tax.

  If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and any charge for applicable taxes. Any amounts withdrawn and applied as repayment of loan principle will be withdrawn from the Loan Account. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Accumulated Value in each Account.

  Adverse tax consequences may result if you fail to meet the repayments requirements for your loan. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, we advise that the Contract Owner consult with a qualified tax adviser before exercising the loan provisions of the Contract.

  If a repayment in excess of the quarterly amount due is received by us, to the extent allowed by law we will refund such excess unless the loan is paid in full. Payments received by us which are less than the quarterly amount due will be returned to you, unless otherwise required by law. Prepayment of the entire outstanding Contract Debt may be made. At the time of the prepayment, you will be billed for any interest due and unpaid. The loan will be considered paid when the interest due is also paid.

  Unless otherwise requested by you, a loan repayment will be transferred into the Investment Options in accordance with the most recent premium allocation instructions. In addition, on each Contract Anniversary, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the Current Rate of interest of the Fixed Account on the loaned amount. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal of the Contract proceeds, upon payment of the death benefit or upon your exercise of the Free Look Right. If you have an outstanding loan that is in default, the defaulted Contract Debt will be counted as a withdrawal for purposes of calculating any Minimum Guaranteed Death Benefit.

  We may change the loan provisions of the Contract to reflect changes in the Internal Revenue Code or interpretations in the Code.

Restriction on Withdrawals from 403(b) Programs

  Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

  Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

  An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a
Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer's Section 403(b) arrangement.

  Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual's interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.

Restrictions Under the Texas Optional Retirement Program

  Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to (1) termination of employment in all Texas public institutions of higher education, (2) retirement, (3) death, or (4) the participant's attainment of age 70 1/2. A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant's account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

  Currently we do not accept applications for Contracts issued under the Texas ORP.

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


                               FEDERAL TAX STATUS

Introduction

  The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee may depend on our tax status, on the type of retirement plan, if any, for which the Contract is purchased, and upon the tax and employment status of the individuals concerned. The discussion contained herein and in the SAI is general in nature. It is based upon our understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

Tax Status of Pacific Life and the Separate Account

 General

  We are taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of us, we will be responsible for any Federal income taxes that become payable with respect to the income of the Separate Account. However, each Variable Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Variable Accounts will be taxed to us to the extent it is applied to increase reserves under the Contracts.

  Under the principles set forth in IRS Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, we believe that we will be treated as the owner of the assets in the Separate Account for Federal income tax purposes.

  The Separate Account will invest its assets in a mutual fund that is intended to qualify as a regulated investment company under Part I, Subchapter M of the Code. If the requirements of the Code are met, the Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.

 Diversification Standards

  Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. For details on these diversification requirements, see the Fund's SAI.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in a Contract Owner being treated as the owner of the Contract's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract, as deemed appropriate by us, to attempt to prevent a Contract Owner from being considered the owner of the Contract's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

Taxation of Annuities in General--Non-Qualified Plans

  Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 32 and "Diversification Standards" above.

  1. Surrenders or Withdrawals Prior to the Annuity Start Date

  Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract. These rules do not apply to amounts received under Qualified Plans pursuant to Section 401 of the Code.

  2. Surrenders or Withdrawals on or after the Annuity Start Date

  Upon receipt of a lump sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

  For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

  Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies us of that election.

  3. Penalty Tax on Certain Surrenders and Withdrawals

  With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section

130(d)); (vi) under an immediate annuity contract, or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

  If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Additional Considerations

  1. Death of Owner Distribution Rules

  In order to be treated as an annuity contract, a contract issued on or after January 19, 1985 must provide the following two distribution rules: (a) if the owner dies on or after the annuity start date, and before the entire interest in the contract has been distributed, the remainder of his interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the annuity start date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. However, such option to annuitize must be elected within 60 days after the date a lump sum death benefit first becomes payable; then the designated recipient will not be treated for tax purposes as having received a lump sum distribution in the tax year it first becomes payable. Rather, in that case, the designated beneficiary will be taxed on the annuity payments as they are received. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. Any amount payable upon the Contract Owner's death, whether before or after the Annuity Start Date, will be included in the estate of the Contract Owner for federal estate tax purposes. Designation of a beneficiary who is either 37 1/2 years younger than the contract owner or a grandchild of the contract owner may have Generation Skipping Transfer Tax consequences under Section 2601 of the Code.

  For purposes of determining how generally distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. In the case of joint owners, the Death of Owner Distribution Rules will be applied by treating the death of the first owner as the one to be considered in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner's spouse.

  2. Gift of Annuity Contracts

  Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

  3. Contracts Owned by Non-Natural Persons

  For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the net surrender value less the premium payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions.

  4. Multiple Contract Rule

  For contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's annuity start date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

  In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this new rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the annuity start date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

Qualified Plans

  The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or qualified tax adviser. You should also consult your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

  The Contract may be used with several types of Qualified Plans. Keoghs, individual retirement annuities, Section 403(b) tax sheltered annuities,
Section 457 plans, and pension and profit sharing plans (including Keoghs) will be treated, for purposes of this discussion, as Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, we may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a Contract Owner's Beneficiary designation or elected payment option may not be enforceable.

  The following are brief descriptions of the various types of Qualified Plans for which the Contract is available:

  1. Individual Retirement Annuities

  Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

 Traditional IRAs

  Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. In addition, distribution from certain other types of Qualified Plans may be placed on a tax-deferred basis into a traditional IRA.

 SIMPLE IRAs

  The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code section 401 or a Section 403(b) annuity contract.

 Roth IRAs

  Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a "conversion" Roth IRA should consult with a qualified tax adviser.

  2. Tax-Sheltered Annuities

  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These eligible employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  3. 401(k) Plans; Pension and Profit Sharing Plans

  Code Sections 401(a) and 401(k) permit employers to establish various types of deferred compensation plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder. Contributions to these plans are subject to limitations.

  4. Government Plans

  Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

  Distributions from Qualified Plans are subject to certain restrictions. A 10% penalty tax is imposed on the amount includable in gross income from distributions from Qualified Plans (other than Section 457 plans) before the participant reaches age 59 1/2 and that are not made on account of death or disability with certain exceptions. These exceptions include distributions: (1) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and a designated beneficiary but in the case of a participant in a plan qualified under Section 401(a) of the Code or the owner of a 403(b) contract only if the individual has separated from service; (2) also in the case of a corporate plans qualified under Section 401(a) of the Code and 403(b) contracts, made to an employee after termination of employment after reaching age 55; (3) made to pay for certain medical expenses; or (4) in the case of IRAs, made for certain qualifying expenditures for first time homebuyers or for qualified higher education expenses. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the participant reaches age 70 1/2; however, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

  Distributions from a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or a Roth IRA subject to Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

  The above description of the Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plan distributions are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan. We are not the Administrator of your Qualified Plan. You should also consult with your tax advisor and/or administrator before you withdraw any portion of your Contract's Accumulated Value.

Taxes on Pacific Life

  A charge may be made for any federal taxes incurred by us that are attributable to the Variable Accounts or to our operations with respect to the Contracts or attributable to payment or premiums or acquisition costs under the Contracts. We will review the question of a charge to the Variable Accounts or the Contracts for our federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of us or of income and expenses under the Contracts is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Variable Accounts for such taxes, if any, attributable to the Variable Accounts.

                             ADDITIONAL INFORMATION

Voting Rights

  We are the legal owner of the shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

  The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner's Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund.

  We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolios held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Substitution of Investments

  We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

  In connection with a substitution of any shares attributable to an Owner's interest in a Variable Account or the Separate Account, we will provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

  We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of the Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

  Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

  The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

  A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

  There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

  We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent premium payments.

Reports to Owners

  A statement will be sent quarterly to each Contract Owner setting forth a summary of the transactions that occurred during the quarter, and indicating the Accumulated Value, Full Withdrawal Value, and any Contract Debt as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will also be sent out upon unscheduled premium payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals, and on payment of death benefit proceeds. Confirmation of your transactions under the pre-authorized checking plan, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction appeared. When you write, tell us your name, contract number and description of the error.

  Each Contract Owner will also receive an Annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting a premium or other payment by mail, please send it, along with your application if you are submitting one, to:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Premium payments after your initial premium payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Valuation Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Valuation Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Performance Information

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), and will reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of total return may simultaneously be shown that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return and of the usage of performance and other related information for the Variable Accounts, see the Statement of Additional Information.

  We may also provide you with reports on our rating as an insurance company and on our claims-paying ability that are produced by rating agencies and organizations.

Financial Statements

  The statement of net assets of Separate Account A as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2000. Pacific Life's consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are contained in the Statement of Additional Information.

TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus       Fixed Option - The Fixed Account
may be new to you. We've identified them in the
Prospectus by capitalizing the first letter of        Full Withdrawal Value - The amount you may
each word. You'll find an explanation of what         receive upon full withdrawal of the Contract,
they mean below.                                      which is equal to Accumulated Value minus any
                                                      unpaid maintenance fee, any applicable
If you have any questions, please ask your            contingent deferred sales charge, and any
registered representative or call us at               Contract Debt.
1-800-722-2333.
                                                      Fund - Pacific Select Fund.
Accumulated Value - The total value of the
amounts in the Investment Options as well as          General Account - All of our assets other than
any amount set aside in the Loan Account to           those allocated to the Separate Account or to
secure loans, increased by interest earned and        any of our other separate accounts.
decreased by any principal repayments and/or
withdrawals or transfers of interest earned, as       Investment - An amount paid to us by or on
of any Valuation Date.                                behalf of a Contract Owner, as consideration
                                                      for the benefits provided under the Contract.
Accumulation Period - The period commencing on
the Contract Date and ending on the Annuity           Investment Option - A Variable Account or the
Start Date or, if earlier, when the Contract is       Fixed Account.
terminated, either through a full withdrawal,
payment of charges, or payment of the death           Loan Account - The Account in which the amount
benefit proceeds.                                     equal to the principal amount of a loan and any
                                                      interest accrued is held to secure any Contract
Accumulation Unit - A unit of measure used to         Debt.
calculate the value of your interest in a
Variable Account during the Accumulation              Loan Account Value - The amount, including any
Period.                                               interest accrued, held in the Loan Account to
                                                      secure any Contract Debt.
Age - The Owner's or Annuitant's age as of his
or her nearest birthday as of the Contract Date,      Owner Beneficiary - The person named (other
increased by the number of complete Contract          than a Joint or Contingent Owner) to receive
Years elapsed.                                        death benefit proceeds if the Owner dies before
                                                      the Annuitant during the Accumulation Period.
Annuitant - The person or persons on whose life
annuity payments depend. If Joint Annuitants are      Primary Annuitant - The individual that is
named in the Contract, "Annuitant" means both         named in your Contract, the events in the life
Annuitants unless otherwise stated.                   of whom are of primary importance in affecting
                                                      the timing or amount of the payout under the
Annuity - A series of periodic income payments        Contract.
made by us to an Annuitant, Contingent
Annuitant, or Beneficiary during the period           Premium Payments ("Investments") - An amount
specified in the Annuity Option.                      paid to us by or on behalf of a Contract Owner,
                                                      as consideration for the benefits provided
Annuity Options - Any one of the Annuity Options      under the Contract.
(income options) available for a series of
annuity payments after your Annuity Start Date.       Policyholder - The Contract Owner.

Annuity Period - The period during which annuity      Portfolio - A separate portfolio of the Fund.
payments are made.
                                                      Separate Account - The Pacific Select Variable
Annuity Start Date - The date when annuity            Annuity Separate Account. A separate account of
payments are to begin, which may not be earlier       ours that consists of subaccounts, referred to
than the first Contract Anniversary.                  as Variable Accounts, each of which invests in a
                                                      separate Portfolio of the Pacific Select Fund.
Beneficiary - The person having the right to the
death benefit, if any, payable upon the death of      Valuation Date - Each date on which the
the Annuitant during the Accumulation Period,         Separate Account is valued, which currently
and the person having the right to benefits, if       includes each day that the New York Stock
any, payable upon the death of the Annuitant          Exchange is open for trading and our
during the Annuity Period.                            administrative offices are open. The New York
                                                      Stock Exchange  and our administrative offices
Contract - An individual flexible premium             are closed on weekends and on the following
variable accumulation deferred annuity contract       holidays: New Year's Day, Martin Luther King,
offered by us.                                        Jr. Day, President's Day, Good Friday, Memorial
                                                      Day, July Fourth, Labor Day, Thanksgiving Day,
Contract Date - The date shown as the Contract        and Christmas Day, and the Friday before New
Date in a Contract. Contract monthly, quarterly,      Year's Day, July Fourth or Christmas Day if that
semi-annual, and annual anniversaries and             holiday falls on a Saturday, the Monday
Contract months, quarters, and years are              following New Year's Day, July Fourth or
measured from the Contract Date. It is usually        Christmas Day if that holiday falls on a Sunday,
the date that the initial premium is credited to      unless unusual business conditions exist, such
the Contracts. The term "Issue Date" shall be         as the ending of a monthly or yearly accounting
substituted for the term "Contract Date" for          period. Any transaction called for on or as of
Contracts issued to residents of the                  any day is effected as of the end of that day.
Commonwealth of Massachusetts.                        If any transaction or event called for under a
                                                      Contract is scheduled to occur on a day that is
Contract Debt - The unpaid loan balance               not a Valuation Date, such transaction or event
including accrued loan interest.                      will be deemed to occur on the next following
                                                      Valuation Date, unless otherwise specified.
Contract Owner, Owner, Policyholder, you or
your - The person entitled to the ownership           Valuation Period - A period used in measuring
rights under the Contract and in whose name           the investment experience of each Variable
the Contract is issued.                               Account of the Separate Account. The Valuation
                                                      Period begins at the close of one Valuation Date
Contract Year - Each twelve-month period              and ends at the close of the next succeeding
measured from the Contract Date.                      Valuation Date.

Designated Beneficiary - The person selected by       Variable Account - A separate account of ours
you to succeed to your interest in the Contract       or a subaccount of the Separate Account. Each
for purposes of Section 72(s) of the Internal         Variable Account invests its assets in shares of
Revenue Code, and which includes an Owner             a corresponding Portfolio.
Beneficiary and a Joint or Contingent Owner.
                                                      Variable Annuities Division - Our Division that
Fixed Account - An account that is part of our        services the Contract. The addresses of the
General Account in which all or a portion of the      Annuities Division are on the back cover of the
Accumulated Value may be held for accumulation        Prospectus.
at fixed rates of interest (which may not be
less than 4.0%) declared by us at least               Variable Investment Option - A subaccount of the
annually.                                             Separate Account.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information contains more specific information and financial statements relating to us. The Table of Contents of the Statement of Additional Information is set forth below:

                               TABLE OF CONTENTS

   PERFORMANCE INFORMATION..................................................   1

   TAX DEFERRED ACCUMULATION................................................   6

   DISTRIBUTION OF THE CONTRACT.............................................   7
     Pacific Select Distributors, Inc. .....................................   7

   GENERAL INFORMATION AND HISTORY..........................................   8
     Dollar Cost Averaging..................................................   8
     Portfolio Rebalancing Option...........................................   8
     Safekeeping of Assets..................................................   9
     Dividends..............................................................   9
     Misstatements..........................................................   9

   FINANCIAL STATEMENTS.....................................................   9

   INDEPENDENT AUDITORS.....................................................   9

                                    APPENDIX

                  EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

  The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

  A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract's Accumulated Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
         $1,000              0%       10% free withdrawal amount on premium Age 5--No
                                       charge imposed.
          9,000              3%       Applied against remaining premium Age 5.
          1,000              0%       No charge imposed on an amount in excess of
                                       aggregate premiums received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $270.

Example 2:

  A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent premium payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract's Accumulated Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
         $5,000              0%       Applied against premiums Age 6--No charge
                                       imposed.
            600              0%       10% free withdrawal amount applied against
                                       premium Age 5.
          1,400              3%       Applied against remaining premium Age 5.
          2,000              4%       Applied against premium Age 4.
          2,000              5%       Applied against premium Age 3.
          1,000              0%       No charge imposed on an amount in excess of
                                       aggregate premium received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $222.

Example 3:

  A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
          $200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           500                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                6%      Applied against premium Age 2.

  The contingent deferred sales charge would be $6.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                                              [SCISSORS SYMBOL]

To receive a current copy of the Pacific Select Variable Annuity SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company
Annuities Division
Post Office Box 7187
Pasadena, CA 91109-7187

Name _________________________________________________________

Address ______________________________________________________

City _________________________ State ________ Zip ____________

PH02/53003.29

PACIFIC SELECT
VARIABLE ANNUITY       WHERE TO GO FOR MORE INFORMATION

The Pacific Select     You'll find more information about the Pacific Select
Variable Annuity       Variable Annuity Contract and the Pacific Select
Contract is            Variable Annuity Separate Account in the Statement of
offered by Pacific     Additional Information (SAI) dated May 1, 2001.
Life Insurance
Company,               The SAI has been filed with the SEC and is considered
700 Newport Center     to be part of this Prospectus because it's incorporated
Drive,                 by reference. You'll find the table of contents for the
P.O. Box 9000,         SAI on page 42 of this Prospectus.
Newport Beach,
California 92660.      You can get a copy of the SAI at no charge by calling
                       or writing to us, or by contacting the SEC. The SEC may
If you have any        charge you a fee for this information.
questions about the
Contract, please
ask your registered
representative or
contact us.
                      ---------------------------------------------------------
How to contact us      Call or write to us at:
                       Pacific Life Insurance Company
                       Annuities Division
                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Purchase Payments, other payments and application forms:

                       By mail
                       Pacific Life Insurance Company
                       P.O. Box 100060
                       Pasadena, California 91189-0060

                       By overnight delivery service
                       Pacific Life Insurance Company
                       c/o FCNPC
                       1111 South Arroyo Parkway, Suite 150
                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                        PACIFIC SELECT VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2001

                        PACIFIC SELECT VARIABLE ANNUITY

               PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

                               ----------------

  Pacific Select Variable Annuity (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life").

  This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2001, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                              Annuities Division
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PERFORMANCE INFORMATION....................................................   1

TAX DEFERRED ACCUMULATION..................................................   6

DISTRIBUTION OF THE CONTRACT...............................................   7
  Pacific Select Distributors, Inc. (PSD)..................................   7

GENERAL INFORMATION AND HISTORY............................................   8
  Dollar Cost Averaging Option.............................................   8
  Portfolio Rebalancing Option.............................................   8
  Safekeeping of Assets....................................................   9
  Dividends................................................................   9
  Misstatements............................................................   9

FINANCIAL STATEMENTS.......................................................   9

INDEPENDENT AUDITORS.......................................................   9

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Current yield for the Money Market Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1) (To the power of 365/7)] - 1

  Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

      YIELD = 2[(a-b + 1)(To the power of 6) - 1]
                 ---
                 cd

  where: a = net investment income earned during the period by the
             Portfolio attributable to shares owned by the Variable
             Account,
         b = expenses accrued for the period (net of reimbursements), c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
         d = the maximum offering price per Accumulation Unit on the last day of the period.

  At December 31, 2000, the Money Market Variable Account current yield was 5.93% and the effective yield was 6.11%.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for a Variable Account may be compared, in reports and promotional literature, to various benchmarks that measure the performance of a pertinent group of securities so that investors may compare a Variable Account's results with those of a group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. ("Lipper") a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner's Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

  Reports and promotional literature may also contain other information including (i) the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Variable Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  The following table presents the annualized total return for each Variable Account, for the periods ended December 31, 2000 and for the period from each such Variable Account's commencement of operations through December 31, 2000. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value (AV) reflects the deductions for all contractual expenses except the contingent deferred sales charge. The full withdrawal value (FWV) reflects the deduction for all contractual expenses. The information presented also includes data representing unmanaged market indices.

  The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 29, 2000
                   All numbers are expressed as a percentage

                             1 Year          3 Years        5 Years    10 Years   Since Inception
                          --------------  --------------  ----------- ----------- -------------------
Variable Accounts           AV     FWV      AV     FWV     AV    FWV   AV    FWV    AV         FWV
-----------------         ------  ------  ------  ------  ----- ----- ----- ----- -------    --------
Aggressive Equity
 4/1/96*................  (22.21) (27.61)   2.91    1.47                             3.73       3.22
Emerging Markets
 4/1/96*................  (36.64) (42.04) (11.58) (13.54)                           (8.92)     (9.76)
Diversified Research
 1/3/00*................                                                             8.73 **    3.26 **
Small-Cap Equity
 8/16/90*...............  (23.54) (28.94)   4.02    2.61  11.99 11.64 14.36 14.36   12.77      12.77
International Large-Cap
 1/3/00*................                                                           (22.58)**  (28.05)**
Equity 1/4/95*..........  (26.27) (31.67)   8.96    7.68  13.72 13.40               15.34      15.33
I-Net Tollkeeper
 5/1/00*................                                                           (32.79)**  (38.24)**
Multi-Strategy
 9/25/90*...............   (0.69)  (6.09)   6.86    5.53   9.81  9.44 10.16 10.16   10.53      10.53
Equity Income 8/16/90*..   (8.06) (13.46)   7.91    6.60  13.40 13.07 13.17 13.17   12.52      12.52
Strategic Value
 10/2/00*...............                                                            (2.51)**   (7.93)**
Growth LT 1/4/94*.......  (22.85) (28.25)  33.00   32.15  24.48 24.26               24.02      24.02
Focused 30 10/2/00*.....                                                           (17.67)**  (23.09)**
Mid-Cap Value 1/4/99*...   23.14   17.74                                            13.15      10.69
International Value
 8/16/90*...............  (12.69) (18.09)   3.23    1.80   7.32  6.91  6.95  6.95    5.61       5.61
Equity Index 2/11/91*...  (10.60) (16.00)  10.40    9.16  16.30 16.00               14.20      14.20
Small-Cap Index
 1/4/99*................   (5.00) (10.40)                                            5.81       3.17
REIT 1/6/99*............   30.89   25.49                                            13.60      11.14
Inflation Managed
 8/22/90*...............   10.25    4.85    4.67    3.29   4.66  4.20  6.28  6.28    6.66       6.66
Managed Bond 9/5/90*....    9.93    4.53    4.57    3.18   4.95  4.50  6.76  6.76    7.10       7.10
Money Market 7/24/90*...    4.65   (0.75)   3.94    2.54   3.83  3.36  3.25  3.25    3.37       3.37
High Yield Bond
 8/16/90*...............   (5.10) (10.50)  (0.95)  (2.51)  2.83  2.35  8.40  8.40    7.62       7.62
Large-Cap Value
 1/4/99*................   13.62    8.22                                            11.85       9.36

-------
*  Date Variable Account commenced operations.

** Total return not annualized for periods less than one full year.
Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Asset Management US) became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed.

  The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Subaccounts started operations after December 31, 2000 and there is no historical value available for these Subaccounts.

  In order to help you understand how investment performance can affect your Variable Account Accumulated Value, we are including performance information based on the historical performance of the Portfolios of the Fund. The information presented also includes data representing unmanaged market indices.

  The following table represents what the performance of the Variable Accounts would have been if the Variable Accounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January, 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, REIT and Large-Cap Value Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; and the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001. Historical performance information for the Equity Portfolio is based in part on the performance of the Portfolio's predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Variable Accounts had not commenced operations until July 24, 1990 or later, as indicated in the chart above, however, and because the Contracts were not available during this period; these are not actual performance numbers for the Variable Accounts or for the Contract.

  These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. The accumulated value (AV) reflects the deduction for all contractual expenses except the contingent deferred sales charge. The full withdrawal value (FWV) reflects the deduction for all contractual expenses. Any charge for premium taxes are not reflected in these data, and reflection of the annual Maintenance Fee assumes an average Contract size of $45,000.

  The results shown in this section are not an estimate or guarantee of future investment performance.

            Historical and Hypothetical Separate Account Performance
         Annualized Rates of Return for Periods Ended December 29, 2000
                   All numbers are expressed as a percentage

                            1 Year*        3 Years*       5 Years*    10 Years*  Since Inception*
                         --------------  --------------  ----------- ----------- --------------------
Variable Accounts          AV     FWV      AV     FWV     AV    FWV   AV    FWV     AV         FWV
-----------------        ------  ------  ------  ------  ----- ----- ----- ----- --------    --------
Aggressive Equity....... (22.21) (27.61)   2.91    1.47                              3.73        3.22
Emerging Markets........ (36.64) (42.04) (11.58) (13.54)                            (8.92)      (9.76)
Diversified Research....                                                             8.73 **     3.26 **
Small-Cap Equity........ (23.54) (28.94)   4.02    2.61  11.99 11.64 14.36 14.36    12.58       12.58
International
 Large-Cap..............                                                           (22.58)**   (28.05)**
Equity.................. (26.27) (31.67)   8.96    7.68  13.72 13.40 13.06 13.06    12.61       12.61
I-Net Tollkeeper........                                                           (32.79)**   (38.24)**
Multi-Strategy..........  (0.69)  (6.09)   6.86    5.53   9.81  9.44 10.16 10.16     9.54        9.54
Equity Income...........  (8.06) (13.46)   7.91    6.60  13.40 13.07 13.17 13.17    11.81       11.81
Strategic Value.........                                                            (2.51)**    (7.93)**
Growth LT............... (22.85) (28.25)  33.00   32.15  24.48 24.26                24.01       24.01
Focused 30..............                                                           (17.67)**   (23.09)**
Mid-Cap Value...........  23.14   17.74                                             13.15       10.69
International Value..... (12.69) (18.09)   3.23    1.80   7.32  6.91  6.95  6.95     6.67        6.67
Equity Index............ (10.60) (16.00)  10.40    9.16  16.30 16.00                15.04       15.03
Small-Cap Index.........  (5.00) (10.40)                                             5.81        3.17
REIT....................  30.89   25.49                                             13.56       11.11
Inflation Managed.......  10.25    4.85    4.67    3.29   4.66  4.20  6.28  6.28     6.68        6.68
Managed Bond............   9.93    4.53    4.57    3.18   4.95  4.50  6.76  6.76     7.15        7.14
Money Market............   4.65   (0.75)   3.94    2.54   3.83  3.36  3.25  3.25     3.88        3.87
High Yield Bond.........  (5.10) (10.50)  (0.95)  (2.51)  2.83  2.35  8.40  8.40     7.05        7.05
Large-Cap Value.........  13.62    8.22                                             11.85        9.36

Major Indices                                  1 Year  3 Years 5 Years 10 Years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston Global High Yield
 Bond........................................   (5.21)  (0.51)   4.51   11.20
Lehman Brothers Aggregate Bond...............   11.63    6.36    6.46    7.96
Lehman Brothers Government Bond..............   13.23    6.73    6.49    7.92
Lehman Brothers Government/Credit............   11.84    6.20    6.23    8.00
Morgan Stanley Capital International Europe,
 Australasia & Far East......................  (13.96)   9.64    7.43    8.56
Morgan Stanley Capital International Emerging
 Markets Free................................  (30.61)  (4.83)  (4.17)   8.26
North American Real Estate Investment Trust
 Equity......................................   26.36   (0.19)  10.10   13.60
Russell MidCap...............................   19.18    7.75   15.12   17.88
Russell 1000 Growth..........................  (22.42)  12.74   18.15   17.33
Russell 2000.................................   (3.02)   4.65   10.31   15.53
Russell 2500.................................    4.27    9.12   13.98   17.41
Russell 2500 Growth..........................  (16.10)  10.38   12.17   15.72
Standard & Poor's 500 Composite Stock Price..   (9.11)  12.26   18.35   17.46

--------

* The performance of the Aggressive Equity, Emerging Markets, Equity, Multi-Strategy, Equity Income, and International Value Variable Accounts for all or portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Multi-Strategy and Equity Income Portfolios; prior to January 1, 1994, some of the investment policies of the Multi-Strategy Portfolio and the investment objective of the Equity Income Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Asset Management US) became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed.

** Total return not annualized for periods less than one full year.

                           TAX DEFERRED ACCUMULATION

  In general, individuals who own annuity contracts are not taxed on increases in the value under an annuity contract until some form of distribution is made under the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract versus accumulation from an investment on which gains are taxed on a current ordinary income basis. The chart portrays accumulation of a $10,000 investment, assuming hypothetical gross annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 36%. Values for the taxable investment are presented with the assumption that annual taxes are paid from returns of the investment and they do not reflect the deduction of any management fees or other expenses. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Mortality and Expense Risk Charge (equal to an annual rate of 1.25% of each Variable Account's average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account's Accumulated Value), the annual Maintenance Fee of $30, any Transfer Fee (equal to $10.00 per transfer for the thirteenth and subsequent transfers occurring during a Contract year), or Premium Tax Charge or the investment advisory fees and operating expenses of the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 6% of the amount withdrawn attributable to Premium Payments that are two years old or less, 5% of the amount withdrawn attributable to Premium Payments that are three years old, 4% of the amount withdrawn attributable to Premium Payments that are four years old, 3% of the amount withdrawn attributable to Premium Payments that are five years old, and 0% of the amount withdrawn attributable to Premium Payments that are six years old or older. Each Investment is considered one year old in the Contract year it is received by us and increases in Age by one on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract year do not exceed 10% of the sum of your Premium Payments paid up to the date of the withdrawal, plus premium paid in the previous four Contract years. If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the end of the periods shown, of all Accumulated Value and the payment of taxes at the 36% tax rate on the amount in excess of the Premium Payments.

  The rates of returns illustrated are hypothetical and are not a guarantee of performance. Tax rates may vary for different assets and taxpayers from the 36% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

        $10,000 investment at annual rates of 0%, 4% and 8% taxed @ 36%

                       [TAX DEFERRAL GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12

      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13

      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00

                         DISTRIBUTION OF THE CONTRACT

Pacific Select Distributors, Inc. (PSD)

  Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2000, 1999 and 1998 was $32,594,406, $34,464,521, and $39,235,795,
respectively, of which $0 was retained.

                        GENERAL INFORMATION AND HISTORY

  For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the "Contract"), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the "Separate Account"), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

Dollar Cost Averaging Option

  We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account.

  Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

  You may request Dollar Cost Averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging request will not be considered complete until the Contract Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After we have received a Dollar Cost Averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. (The minimum amount or percentages that may be transferred to any one Variable Account is $50). After the Free Look Period, the first transfer will be effected on the Contract's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a Dollar Cost Averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this Option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

Portfolio Rebalancing Option

  Portfolio rebalancing allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract's Accumulated Value be allocated to the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account's investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

  You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. You may specify a date for the first rebalance, or we will treat the request as if you selected the request's effective date. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Safekeeping of Assets

  We are responsible for the safekeeping of the assets of the Variable Accounts. These assets are held separate and apart from the assets of our general account and our other separate accounts.

Dividends

  The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to the Contract's Accumulated Value. If no election is made by you, the dividend will be added to the Accumulated Value. We will allocate any dividend to Accumulated Value in accordance with your most recent premium allocation instructions, unless instructed. You should consult with your tax adviser before making an election.

Misstatements

  If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct Age or sex (unless unisex rates apply).

                             FINANCIAL STATEMENTS

  The statement of net assets of Pacific Select Variable Annuity Separate Account as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2000. Pacific Life's consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

                             INDEPENDENT AUDITORS

  The consolidated financial statements of Pacific Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

   DELOITTE & TOUCHE LLP

   Costa Mesa, CA
   February 26, 2001

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                            December 31,
                                                            2000     1999
----------------------------------------------------------------------------
                                                            (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $15,136  $14,814
    Equity securities                                          179      295
  Trading securities at fair value                              71      100
  Mortgage loans                                             3,026    2,920
  Real estate                                                  243      236
  Policy loans                                               4,680    4,258
  Other investments                                          2,654      883
---------------------------------------------------------------------------
TOTAL INVESTMENTS                                           25,989   23,506
Cash and cash equivalents                                      211      439
Deferred policy acquisition costs                            1,785    1,446
Accrued investment income                                      335      287
Other assets                                                   535      832
Separate account assets                                     25,918   23,613
---------------------------------------------------------------------------
TOTAL ASSETS                                               $54,773  $50,123
===========================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products              $19,410  $19,046
  Future policy benefits                                     4,531    4,386
  Short-term and long-term debt                                359      224
  Other liabilities                                          1,323      939
  Separate account liabilities                              25,918   23,613
---------------------------------------------------------------------------
TOTAL LIABILITIES                                           51,541   48,208
---------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30       30
  Paid-in capital                                              147      140
  Unearned ESOP shares                                          (6)     (12)
  Retained earnings                                          3,030    2,035
  Accumulated other comprehensive income (loss)                 31     (278)
---------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   3,232    1,915
---------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $54,773  $50,123
===========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      Years Ended December 31,
                                                       2000     1999     1998
-------------------------------------------------------------------------------
                                                           (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                                  $  769   $  654   $  525
Insurance premiums                                        552      484      537
Net investment income                                   1,615    1,473    1,414
Net realized investment gains                           1,002      102       40
Commission revenue                                        270      234      220
Other income                                              209      145      112
-------------------------------------------------------------------------------
TOTAL REVENUES                                          4,417    3,092    2,848
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-
 type products                                            934      904      881
Policy benefits paid or provided                          879      735      757
Commission expenses                                       576      485      387
Operating expenses                                        575      453      468
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             2,964    2,577    2,493
-------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                1,453      515      355
Provision for income taxes                                458      144      113
-------------------------------------------------------------------------------

NET INCOME                                             $  995   $  371   $  242
===============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ---------------------------------------
                                                                      Unrealized                Unrealized
                                                                      Gain/(Loss)    Foreign      Gain on
                                                   Unearned          On Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net   Adjustment  Advisors L.P. Total
-------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1998            $30    $120             $1,422      $578          $(3)                  $2,147
Comprehensive income:
  Net income                                                    242                                             242
  Other comprehensive income (loss)                                       (71)           4                      (67)
                                                                                                             ------
Total comprehensive income                                                                                      175
Issuance of partnership units by
 PIMCO Advisors L.P.                           6                                                                  6
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1998           30     126              1,664       507            1                    2,328
Comprehensive loss:
  Net income                                                    371                                             371
  Other comprehensive loss                                               (785)          (1)                    (786)
                                                                                                             ------
Total comprehensive loss                                                                                       (415)
Issuance of partnership units by
 PIMCO Advisors L.P.                          11                                                                 11
Capital contribution                           3                                                                  3
Purchase of ESOP note                                $(13)                                                      (13)
Allocation of unearned ESOP Shares                      1                                                         1
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035      (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                             995
  Other comprehensive income (loss)                                       236           (4)         $77         309
                                                                                                             ------
Total comprehensive income                                                                                    1,304
Issuance of partnership units by
 PIMCO Advisors L.P.                           5                                                                  5
Allocation of unearned ESOP Shares             2        6                                                         8
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000          $30    $147     $ (6)   $3,030      $(42)         $(4)         $77      $3,232
===================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Years Ended December 31,
                                                   2000        1999      1998
--------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                          $   995   $   371   $   242
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities             (72)      (78)      (39)
  Depreciation and other amortization                    36        21        26
  Earnings of equity method investees                   (23)      (93)      (99)
  Deferred income taxes                                 424        (8)      (21)
  Net realized investment gains                      (1,002)     (102)      (40)
  Net change in deferred policy acquisition costs      (339)     (545)     (172)
  Interest credited to universal life and invest-
   ment-type products                                   934       904       881
  Change in trading securities                           29        (3)      (14)
  Change in accrued investment income                   (48)      (28)        3
  Change in future policy benefits                      145        58       (10)
  Change in other assets and liabilities                 86       206       102
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES             1,165       703       859
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                          (2,903)   (4,173)   (4,331)
  Sales                                               1,595     2,334     2,209
  Maturities and repayments                           1,601     1,400     2,222
Repayments of mortgage loans                            700       681       335
Proceeds from sales of mortgage loans and real
 estate                                                   1        24        43
Purchases of mortgage loans and real estate            (806)     (886)   (1,246)
Distributions from partnerships                          62       138       120
Change in policy loans                                 (422)     (255)     (130)
Cash received from acquisition of insurance block
 of business                                                      165
Other investing activity, net                          (720)      255      (466)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                  (892)     (317)   (1,244)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2000      1999      1998
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,090  $  4,453  $  4,007
  Withdrawals                                   (4,734)   (4,322)   (3,771)
Net change in short-term and long-term debt        135      (220)      192
Purchase of ESOP note                                        (13)
Allocation of unearned ESOP shares                   8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                       (501)     (101)      428
--------------------------------------------------------------------------

Net change in cash and cash equivalents           (228)      285        43
Cash and cash equivalents, beginning of year       439       154       111
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    211  $    439  $    154
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                          $  1,593
     Cash and cash equivalents                               165
     Other assets                                            100
                                                        --------
        Total assets assumed                            $  1,858
                                                        ========

     Annuity reserves                                   $  1,847
     Other liabilities                                        11
                                                        --------
        Total liabilities assumed                       $  1,858
                                                        ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                             $     74  $     83  $    128
Interest paid                                 $     28  $     23  $     24
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   On January 1, 2000, the Company adopted the American Institute of Certified Public Accountants Statement of Position (SOP) 98-7, Deposit
   Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. Adoption of this SOP did not have a material impact on the Company's consolidated financial statements.

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125. SFAS No. 140 revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of SFAS No. 125's provisions without reconsideration. It is effective for transfers of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is effective for recognition and reclassification of collateral for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Implementation of SFAS No. 140 is not expected to have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company will adopt the requirements of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, and SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133, and supplemented by implementation guidance issued by the FASB's Derivatives Implementation Group. SFAS No. 133 requires, among other things, that all derivatives be recognized as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate. Implementation of SFAS No. 133, as amended, is not expected to have a material impact on the Company's consolidated financial statements. However, the FASB's Derivative Implementation Group continues to deliberate on multiple issues, the resolution of which could have a significant impact on the Company's expectations.

   INVESTMENTS

   Available for sale fixed maturity securities and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of other comprehensive income
   (loss). The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at fair value with unrealized gains and losses included in net realized investment gains.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are recorded as a component of other comprehensive income (loss), similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains.

   Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in Low Income Housing Tax Credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $33 million, $22 million and $11 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gains for the year ended December 31, 2000. A net deferred tax liability in the amount of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. An unrealized gain of $124 million, net of deferred income taxes of $47 million, is reported as a component of other comprehensive income (loss).

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Components of deferred policy acquisition costs are as follows:

                                                  Years Ended December 31,
                                                    2000      1999     1998
                                                  ---------------------------
                                                       (In Millions)
        Balance, January 1                          $1,446    $  901    $717
        Additions:
          Capitalized during the year                  621       538     275
          Acquisition of insurance block of
           business                                               75
                                                  --------------------------
        Total additions                                621       613     275
                                                  --------------------------
        Amortization:
          Allocated to commission expenses            (174)     (112)    (68)
          Allocated to operating expenses              (54)      (49)    (29)
          Allocated to unrealized gains (losses)       (54)       93       6
                                                  --------------------------
        Total amortization                            (282)      (68)    (91)
                                                  --------------------------
        Balance, December 31                        $1,785  $  1,446    $901
                                                  ==========================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 2000, 1999 and 1998.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2000, 1999 and 1998. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2000 and 1999, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated income tax returns of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated provisions. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at estimated fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2000 financial statement presentation.

2. STATUTORY RESULTS

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                          December 31,
                                                           2000    1999
                                                          --------------
                                                          (In Millions)
         Statutory capital and surplus                    $1,678  $1,219
           Deferred policy acquisition costs               1,764   1,399
           Asset valuation reserve                           524     232
           Deferred income taxes                             181     305
           Non admitted assets                               115      83
           Subsidiary equity                                  50      25
           Accumulated other comprehensive income (loss)      31    (278)
           Surplus notes                                    (150)   (150)
           Insurance and annuity reserves                   (767)   (845)
           Other                                            (194)    (75)
                                                          --------------
         Stockholder's equity as reported herein          $3,232  $1,915
                                                          ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)


                                               Years Ended December 31,
                                                2000      1999      1998
                                              ----------------------------
                                                    (In Millions)
         Statutory net income                 $    141  $    168  $    188
           Earnings of subsidiaries                674       (27)      (33)
           Deferred policy acquisition costs       393       379       177
           Deferred income taxes                   (87)       (3)       18
           Insurance and annuity reserves         (106)     (184)     (145)
           Other                                   (20)       38        37
                                              ----------------------------
         Net income as reported herein        $    995  $    371  $    242
                                              ============================

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners (NAIC) to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2000 and 1999, Pacific Life and Pacific Life & Annuity Company (PL&A), a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (Codification). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Insurance Departments of the States of Arizona and California will require adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The impact of adopting Codification will be reported as an adjustment to statutory surplus on the effective date. The Company has not yet finalized the effects of adopting Codification, but anticipates that there will not be any adverse effect on the statutory surplus of Pacific Life or PL&A.

   PERMITTED PRACTICE

   Effective May 5, 2000, the Insurance Department of the State of California approved a permitted practice allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of Codification, for its investment in PAM. Under this permitted practice, PAM is accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for any tax effects not recorded at PAM due to its limited liability company structure.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the Insurance Department of the State of California.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 2000 statutory results, Pacific Life could pay $161 million in dividends in 2001 without prior approval. No dividends were paid during 2000, 1999 and 1998.

   The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2000, 1999 and 1998. Based on this limitation and 2000 statutory results, PL&A could pay $22 million in dividends in 2001 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $290 million and $294 million as of December 31, 2000 and 1999, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $330 million and $342 million as of December 31, 2000 and 1999, respectively. The contribution to income from the Closed Block amounted to $6 million, $4 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2000, 1999 and 1998, respectively.

4. ACQUISITIONS

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation (Confederation Life). On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash. The cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, is included in deferred policy acquisition costs.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                Gross Unrealized
                                      Amortized -----------------  Estimated
                                        Cost     Gains    Losses   Fair Value
                                      ---------------------------------------
                                                  (In Millions)
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    32      $  2             $    34
    Obligations of states and
     political subdivisions                641        55     $  1        695
    Foreign governments                    302        20        5        317
    Corporate securities                 8,780       258      232      8,806
    Mortgage-backed and asset-backed
     securities                          5,230       101      100      5,231
    Redeemable preferred stock              52         9        8         53
                                      --------------------------------------
    Total fixed maturity securities    $15,037      $445     $346    $15,136
                                      ======================================
    Total equity securities            $   173      $ 18     $ 12    $   179
                                      ======================================
    As of December 31, 1999:
    ------------------------
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    93      $  9     $  1    $   101
    Obligations of states and
     political subdivisions                642        13       28        627
    Foreign governments                    285        11        7        289
    Corporate securities                 8,740       220      387      8,573
    Mortgage-backed and asset-backed
     securities                          5,324        34      251      5,107
    Redeemable preferred stock             108        14        5        117
                                      --------------------------------------
    Total fixed maturity securities    $15,192      $301     $679    $14,814
                                      ======================================
    Total equity securities            $   269      $ 57     $ 31    $   295
                                      ======================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 2000, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     Amortized Estimated
                                                       Cost    Fair Value
                                                     --------------------
                                                        (In Millions)
        Due in one year or less                       $   538    $   545
        Due after one year through five years           3,669      3,749
        Due after five years through ten years          2,833      2,835
        Due after ten years                             2,767      2,776
                                                     -------------------
                                                        9,807      9,905
        Mortgage-backed and asset-backed securities     5,230      5,231
                                                     -------------------
        Total                                         $15,037    $15,136
                                                     ===================

   Major categories of investment income are summarized as follows:

                                                     Years Ended December 31,
                                                       2000    1999    1998
                                                     ------------------------
                                                          (In Millions)
        Fixed maturity securities                      $1,109  $1,030  $  930
        Equity securities                                  13      15      14
        Mortgage loans                                    225     205     175
        Real estate                                        61      46      38
        Policy loans                                      182     159     161
        Other                                             155     132     203
                                                     ------------------------
          Gross investment income                       1,745   1,587   1,521
        Investment expense                                130     114     107
                                                     ------------------------
          Net investment income                        $1,615  $1,473  $1,414
                                                     ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain, including changes in valuation allowances, are as follows:

                                             Years Ended December 31,
                                               2000      1999    1998
                                             ---------------------------
                                                   (In Millions)
        Fixed maturity securities               $    2     $ 16    $  8
        Equity securites                           (13)      58      35
        Mortgage loans                              11       10     (11)
        Real estate                                 (3)      18       1
        Interest in PIMCO Advisors (Note 1)      1,082
        Other investments                          (77)               7
                                             --------------------------
        Total                                   $1,002     $102    $ 40
                                             ==========================

   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                                December 31,
                                             2000   1999    1998
                                             --------------------
                                               (In Millions)
        Available for sale securities:
          Fixed maturity                     $477  $ ( 925) $(229)
          Equity                              (20)    (157)    63
                                             --------------------
        Total                                $457  $(1,082) $(166)
                                             --------------------
        Trading securities                   $  6  $     0  $   3
                                             ====================

   Gross gains of $125 million, $188 million and $113 million and gross losses of $44 million, $62 million and $39 million on sales of available for sale securities were realized for the years ended December 31, 2000, 1999 and 1998, respectively.

   As of December 31, 2000 and 1999, investments in fixed maturity securities with a carrying value of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                         December 31, 2000   December 31, 1999
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $15,315   $15,315   $15,109   $15,109
      Trading securities                     71        71       100       100
      Mortgage loans                      3,026     3,246     2,920     2,984
      Policy loans                        4,680     4,680     4,258     4,258
      Cash and cash equivalents             211       211       439       439
      Interest in PIMCO Advisors
       (Note 1)                           1,548     1,548
      Derivative instruments (Note 7)        15        15        44        44
    Liabilities:
      Guaranteed interest contracts       6,676     6,803     6,365     6,296
      Deposit liabilities                   470       483       545       534
      Annuity liabilities                 1,114     1,114     1,305     1,305
      Short-term debt                       195       195        60        60
      Long-term debt                        164       166       164       164
      Derivative instruments (Note 7)       445       445       230       230

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2000 and 1999:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS (Continued)

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 2000, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7. DERIVATIVE INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are derived from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk, as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2000 and 1999 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2000     1999     2000       2000      1999       1999
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate floors,
     caps, options
     and swaptions              $  715   $1,003   $  15      $  15     $   5       $   5
    Interest rate swap
     contracts                   2,649    2,867     (89)       (89)       39          39
    Asset swap contracts            87       58      (3)        (3)       (4)         (4)
    Credit default and total
     return swaps                3,809    2,062    (129)      (129)      (43)        (43)
    Financial futures
     contracts                      26      677
    Foreign currency
     derivatives                 2,488    1,685    (224)      (224)     (183)       (183)
                              ----------------------------------------------------------
     Total derivatives          $9,774   $8,352   $(430)     $(430)    $(186)      $(186)
                              ==========================================================

   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                   Balance               Terminations Balance
                                  Beginning                  and      End of
                                   of Year  Acquisitions  Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2000:
    ------------------
    Interest rate floors, caps,
     options and swaptions         $1,003      $  160       $  448    $  715
    Interest rate swap contracts    2,867       2,420        2,638     2,649
    Asset swap contracts               58          45           16        87
    Credit default and total
     return swaps                   2,062       2,853        1,106     3,809
    Financial futures contracts       677       2,731        3,382        26
    Foreign currency derivatives    1,685       1,079          276     2,488
                                  ------------------------------------------
     Total                         $8,352      $9,288       $7,866    $9,774
                                  ==========================================
    December 31, 1999:
    ------------------
    Interest rate floors, caps,
     options and swaptions         $2,653      $  671       $2,321    $1,003
    Interest rate swap contracts    2,608       1,226          967     2,867
    Asset swap contracts               63           8           13        58
    Credit default and total
     return swaps                     650       1,617          205     2,062
    Financial futures contracts       609       5,587        5,519       677
    Foreign currency derivatives    1,131         874          320     1,685
                                  ------------------------------------------
     Total                         $7,714      $9,983       $9,345    $8,352
                                  ==========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   The following table presents the notional amounts of derivative financial instruments by maturity as of December 31, 2000:

                                                                      Remaining Life
                                                       ---------------------------------------------
                                                                 After One    After Five
                                                       One Year Year Through Years Through After Ten
                                                       or Less   Five Years    Ten Years     Years   Total
                                                       ----------------------------------------------------
                                                                          (In Millions)
    Interest rate floors, caps, options and swaptions   $   15     $  450       $  250               $  715
    Interest rate swap contracts                            43      1,204        1,109      $  293    2,649
    Asset swap contracts                                     4         83                                87
    Credit default and total return swaps                  962      2,265          240         342    3,809
    Financial futures contracts                             26                                           26
    Foreign currency derivatives                            44        813        1,205         426    2,488
                                                       ----------------------------------------------------
    Total                                               $1,094     $4,815       $2,804      $1,061   $9,774
                                                       ====================================================

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   Credit Default and Total Return Swaps
   -------------------------------------

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. Fee amounts received or paid pursuant to these agreements are recognized in net investment income over the life of the agreements.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income over the life of the agreements.

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                    December 31,
                                                    2000    1999
                                                   ---------------
                                                    (In Millions)
           Universal life                          $11,405 $10,808
           Investment-type products                  8,005   8,238
                                                   ---------------
                                                   $19,410 $19,046
                                                   ===============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS (Continued)

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                           Years Ended December 31,
                                            2000     1999     1998
                                          --------------------------
                                                (In Millions)
          Policy fees:
            Universal life                    $541     $509     $440
            Investment-type products           228      145       85
                                          --------------------------
          Total policy fees                   $769     $654     $525
                                          ==========================
          Interest credited:
            Universal life                    $467     $444     $441
            Investment-type products           467      460      440
                                          --------------------------
          Total interest credited             $934     $904     $881
                                          ==========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                        Years Ended December 31,
                                                2000      1999
                                        --------------------------
                                              (In Millions)
          Balance at January 1                  $116      $137
            Less reinsurance
             recoverables
                                        --------------------------
          Net balance at January 1               116       137
                                        --------------------------
          Incurred related to:
            Current year                         412       377
            Prior years                          (33)      (34)
                                        --------------------------
          Total incurred                         379       343
                                        --------------------------
          Paid related to:
            Current year                         300       287
            Prior years                           65        77
                                        --------------------------
          Total paid                             365       364
                                        --------------------------
          Net balance at December 31             130       116
            Plus reinsurance
             recoverables
                                        --------------------------
          Balance at December 31                $130      $116
                                        ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33 million and $34 million for the years ended December 31, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2000 and 1999. As of December 31, 2000 and 1999, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2000 and 1999.

   PAM had bank borrowings outstanding of $195 million and $60 million as of December 31, 2000 and 1999, respectively. The interest rate was 6.9% and 6.0% as of December 31, 2000 and 1999, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2000 and 1999 was $215 million and $100 million, respectively.

   In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2000 and 1999 was $15 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2000, 1999 and 1998 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                         Years Ended December 31,
                                          2000     1999      1998
                                        ---------------------------
                                              (In Millions)
           Current                          $ 34     $152      $134
           Deferred                          424       (8)      (21)
                                        ---------------------------
                                            $458     $144      $113
                                        ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2000      1999      1998
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                   $447
    Deferred policy acquisition costs                   57      $ 20      $(13)
    Policyholder reserves                               19        51       (30)
    Partnership income                                   3       (25)       21
    Duration hedging                                     3       (30)       21
    Nondeductible reserves                               1         4        28
    Investment valuation                               (19)      (28)      (24)
    Other                                               (5)                 (3)
                                                  ----------------------------
    Deferred taxes from operations                     506        (8)       -
    Release of deferred taxes in connection with
     the nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                    (82)
    Release of subsidiary deferred taxes                                   (21)
                                                  ----------------------------
    Provision for deferred taxes                      $424      $ (8)     $(21)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors, certain nonoperating deferred taxes previously established were released.

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                 Years Ended December 31,
                                                  2000      1999      1998
                                                ----------------------------
                                                      (In Millions)
     Provision for income taxes at the
      statutory rate                                $509      $180      $124
       State income taxes                             25
       Nontaxable investment income                   (6)       (7)       (4)
       Low income housing tax credits                (22)      (19)       (4)
       Book to tax basis difference on
        nonmonetary exchange of PIMCO Advisors
        units (Note 1)                               (35)
       Other                                         (13)      (10)       (3)
                                                ----------------------------
     Provision for income taxes                     $458      $144      $113
                                                ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax asset (liability), included in other liabilities and other assets as of December 31, 2000 and 1999, respectively, is comprised of the following tax effected temporary differences:

                                                               December 31,
                                                               2000     1999
                                                              ---------------
                                                              (In Millions)
        Deferred tax assets
          Policyholder reserves                                 $ 184    $204
          Investment valuation                                     92      73
          Deferred compensation                                    35      35
          Duration hedging                                         18      21
          Postretirement benefits                                   8       9
          Dividends                                                 7       8
          Other                                                    11      10
                                                              ---------------
        Total deferred tax assets                                 355     360

        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors units
          (Note 1)                                                429
          Deferred policy acquisition costs                       101      44
          Partnership income                                       16
          Depreciation                                              2       3
                                                              ---------------
        Total deferred tax liabilities                            548      47
                                                              ---------------
          Net deferred tax asset (liability) from operations     (193)    313
          Unrealized (gain) loss on securities                    (23)    151
          Issuance of partnership units by PIMCO Advisors                 (81)
                                                              ---------------
          Net deferred tax asset (liability)                    $(216)   $383
                                                              ===============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. Other comprehensive income (loss) is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of other comprehensive income (loss) is as follows:

                                           For the Years Ended December 31,
                                              2000         1999        1998
                                           ------------------------------------
                                                     (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities
       available for sale                       $ 388       $(1,175)      $(58)
      Income tax (expense) benefit               (135)          411         20

    Reclassification adjustment:
      Realized (gain) loss on sale of
       securities available for sale                3           (78)       (43)
      Income tax expense (benefit)                 (2)           28         15
    Allocation of holding (gain) loss
     to deferred policy acquisition costs         (27)           44         (7)
    Income tax (expense) benefit                    9           (15)         2
                                           -----------------------------------
    Net unrealized gain (loss) on
     securities available for sale                236          (785)       (71)

    Foreign currency translation
     adjustment                                    (4)           (1)         4
    Unrealized gain on interest in PIMCO
     Advisors                                      77
                                           -----------------------------------
    Other comprehensive income (loss)           $ 309         $(786)      $(67)
                                           ===================================


13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                       December 31,
                                                        2000    1999
                                                       --------------
                                                       (In Millions)
      Universal life deposits                            $(66)   $(55)
      Future policy benefits                              156     142
      Unpaid claims                                        26       9
      Paid claims                                          13       6
      Other                                                33       9
                                                       --------------
      Net reinsurance recoverable                        $162    $111
                                                       ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2000, 70% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                     Years Ended December 31,
                                                       2000     1999     1998
                                                     ---------------------------
                                                          (In Millions)
      Direct premiums                                   $ 646     $563     $603
      Ceded reinsurance                                  (108)     (93)     (83)
      Assumed reinsurance                                  14       14       17
                                                     --------------------------
      Insurance premiums                                $ 552     $484     $537
                                                     ==========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                      2000     1999     1998
                                                    --------------------------
                                                          (In Millions)
      Ceded reinsurance netted against policy fees   $    74     $ 52     $ 65
      Ceded reinsurance netted against net
       investment income                                 244      212      203
      Ceded reinsurance netted against interest
       credited                                          161      111      163
      Ceded reinsurance netted against policy
       benefits                                          110       88      121
      Assumed reinsurance included in policy
       benefits                                           12        8       18

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities will be included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

     The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business.

     The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team.

     The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers (NASD) firms, and regional and national wirehouses.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

     The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

     The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives.

     Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   Commission income and expense includes commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Elimination of this income and expense is included in the Corporate and Other segment. Investment Management segment assets have been reduced by an intersegment note payable of $101 million as of December 31, 1999. The related intersegment note receivable is included in Corporate and Other segment assets.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         606         773          58      29       $49      $  1        99     1,615
    Net realized investment
     gains                        (19)        (38)         (4)     (7)       10               1,060     1,002
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         810         378     537        65       711       805     4,417
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited             474         395          53                                    12       934
    Policy benefits               190         298           6     385                                     879
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         715         320     514        27       697      (293)    2,964
                             --------------------------------------------------------------------------------

    Income before provision
      for income taxes            127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,221     $17,908     $16,661    $374                $ 72    $2,537   $54,773
    Deferred policy
     acquisition costs        $   814     $    75     $   886                                $   10   $ 1,785
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,428     $10,218     $ 1,019    $189                        $   87   $23,941
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   509     $     3     $   142                                         $   654
    Insurance premiums            (32)         25           6    $476                         $  9        484
    Net investment income         580         644          78      23       $116      $ 1       31      1,473
    Net realized investment
     gains                         13          27                  (1)        10                53        102
    Commission revenue                                                                583     (349)       234
    Other income                   25          11          57       3         15       19       15        145
                             --------------------------------------------------------------------------------
    Total revenues              1,095         710         283     501        141      603     (241)     3,092
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited             451         384          65                                    4        904
    Policy benefits               174         197          10     354                                     735
    Commission expenses           163                      87      33                 549     (347)       485
    Operating expenses            128          17          48      84         78       42       56        453
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     916         598         210     471         78      591     (287)     2,577
                             --------------------------------------------------------------------------------

    Income before provision
      for income taxes            179         112          73      30         63       12       46        515
    Provision for income
     taxes                         54          31          24      10         12        5        8        144
                             --------------------------------------------------------------------------------

    Net income                $   125     $    81     $    49    $ 20       $ 51      $ 7     $ 38    $   371
                             ================================================================================

    Total assets              $16,276     $17,649     $14,565    $342       $265      $61     $965    $50,123
    Deferred policy
     acquisition costs        $   750     $    77     $   617                                 $  2    $ 1,446
    Separate account assets   $ 3,312     $ 7,176     $13,125                                         $23,613
    Policyholder and
     contract liabilities     $11,832     $10,166     $ 1,191    $183                         $ 60    $23,432
    Separate account
     liabilities              $ 3,312     $ 7,176     $13,125                                         $23,613

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1998:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  440       $  3        $ 82                                           $  525
    Insurance premiums           (24)        29           9      $508                         $  15      537
    Net investment income        587        566          88        23       $111     $  1        38    1,414
    Net realized investment
     gains                         4        (14)          5         2          4                 39       40
    Commission revenue                                                                405      (185)     220
    Other income                  15         11          33        13         17       16         7      112
                             -------------------------------------------------------------------------------
    Total revenues             1,022        595         217       546        132      422       (86)   2,848
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited            450        354          71                                       6      881
    Policy benefits              179        147          17       405                             9      757
    Commission expenses          113                     38        43                 376      (183)     387
    Operating expenses           129         19          58        88         72       36        66      468
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    871        520         184       536         72      412      (102)   2,493
                             -------------------------------------------------------------------------------

    Income before provision
      for income taxes           151         75          33        10         60       10        16      355
    Provision for income
     taxes                        53         21          11         3          2        4        19      113
                             -------------------------------------------------------------------------------

    Net income                $   98       $ 54        $ 22      $  7       $ 58     $  6      $ (3)  $  242
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension benefit are as follows:

                                                Years Ended December 31,
                                                 2000      1999      1998
                                               ----------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                                  $  6      $  5      $  4
        Interest cost on projected benefit
         obligation                                  12        11        11
        Expected return on plan assets              (17)      (16)      (15)
        Amortization of net obligations and
         prior service cost                          (4)       (2)       (2)
                                               ----------------------------
        Net periodic pension benefit               $ (3)     $ (2)     $ (2)
                                               ============================

   The following tables set forth the changes in benefit obligation and plan assets and funded status reconciliation:

                                                      December 31,
                                                       2000    1999
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year           $156    $178
          Service cost                                     6       5
          Interest cost                                   12      11
          Plan expense                                    (1)
          Actuarial (gain) loss                            5     (31)
          Benefits paid                                   (8)     (7)
                                                      --------------
        Benefit obligation, end of year                 $170    $156
                                                      ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year    $212    $195
          Actual return on plan assets                    (6)     24
          Plan expense                                    (1)
          Benefits paid                                   (8)     (7)
                                                      --------------
        Fair value of plan assets, end of year          $197    $212
                                                      ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                   $ 27    $ 56
        Unrecognized transition asset                     (1)    (48)
        Unrecognized prior service cost                           (2)
        Unrecognized actuarial gain                      (18)     (1)
                                                      --------------
        Prepaid pension cost                            $  8    $  5
                                                      ==============

   In determining the actuarial present value of the projected benefit obligation as of December 31, 2000 and 1999, the weighted average discount rate used was 7.5% and 8.0%, respectively, and the rate of increase in future compensation levels was 6.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2000, 1999 and 1998 is $1 million. As of December 31, 2000 and 1999, the accumulated benefit obligation is $20 million. The fair value of the plan assets as of December 31, 2000 and 1999 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2000 and 1999.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 10.0% and 8.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 9.0% and 7.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be increased by 7.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.7%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 8.0% for 2000 and 1999, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $8 million, $6 million and $5 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $115 million, $70 million and $42 million for the years ended December 31, 2000, 1999 and 1998, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee that is based on an allocation of actual costs. Such administration fees amounted to $440,000, $265,000 and $232,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments.

   For the years ended December 31, 2000, 1999 and 1998, $14 million, $54 million and $49 million, respectively, is included in operating expenses related to these agreements.

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2001                                             $200
          2002 through 2005                                 294
          2006 and thereafter                               171
                                                           ----
        Total                                              $665
                                                           ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $14 million, $9 million and $7 million for the years ended December 31, 2000, 1999 and 1998, respectively. Aggregate minimum future commitments as of December 31, 2000 through the term of the leases are approximately $68 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES (Continued)

   Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

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